WAREHOUSING CREDIT AGREEMENT

                                      AMONG

                          AMERICAN FINANCE GROUP, INC.

                                       and

                   FIRST UNION NATIONAL BANK OF NORTH CAROLINA
                      and Such Other Financial Institutions
                        as Shall Become LENDERS Hereunder

                                       and

                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA,
                                    as Agent








                                  May 31, 1996





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                               TABLE OF CONTENTS
                                                                        Page







SECTION 1.        DEFINITIONS.............................................1

         1.1      Defined Terms...........................................1
         1.2      Accounting Terms........................................18
         1.3      Other Terms.............................................18
         1.4      Schedules and Exhibits..................................18

SECTION 2.        AMOUNT AND TERMS OF CREDIT..............................18

         2.1      Commitment to Lend......................................18

                  2.1.1     Revolving Facility............................18

                            (a)     Facility Commitments..................19
                            (b)     Each Loan.............................20

                  2.1.2     Funding.......................................20
                  2.1.3     Utilization of the Loans......................20

         2.2      Repayment and Prepayment................................20

                  2.2.1     Repayment.....................................20
                  2.2.2     Voluntary Prepayment..........................21

         2.3      Calculation of Interest; Post-Maturity Interest.........21
         2.4      Manner of Payments......................................21
         2.5      Payment on Non-Business Days............................21
         2.6      Application of Payments.................................22
         2.7      Procedure for the Borrowing of Loans....................22

                  2.7.1     Notice of Borrowing...........................22
                  2.7.2     Unavailability of LIBOR Loans.................22

         2.8      Conversion and Continuation Elections...................22

                  2.8.1     Election......................................22
                  2.8.2     Notice of Conversion..........................23
                  2.8.3     Interest Period...............................23
                  2.8.4     Unavailability of LIBOR Loans.................23
         2.9      Discretion of Lenders as to Manner of Funding...........23
         2.10     Distribution of Payments................................24
         2.11     Agent's Right to Assume Funds Available for Advances....24
         2.12     Agent's Right to Assume Payments Will be Made by Borrower.24
         2.13     Capital Requirements....................................25
         2.14     Taxes...................................................25

                  2.14.1    No Deductions.................................25
                  2.14.2    Miscellaneous Taxes...........................25
                  2.14.3    Indemnity.....................................25
                  2.14.4    Required Deductions...........................26
                  2.14.5    Evidence of Payment...........................26
                  2.14.6    Foreign Persons...............................26
                  2.14.7    Income Taxes..................................27
                  2.14.8    Reimbursement of Costs........................27
                  2.14.9    Jurisdiction..................................27

         2.15     Illegality..............................................28

                  2.15.1    LIBOR Loans...................................28
                  2.15.2    Prepayment....................................28
                  2.15.3    Prime Rate Borrowing..........................28

         2.16     Increased Costs.........................................28
         2.17     Inability to Determine Rates............................28
         2.18     Prepayment of LIBOR Loans...............................29

SECTION 3.        CONDITIONS PRECEDENT....................................29

         3.1      Effectiveness of this Agreement.........................29

                  3.1.1     Corporate Documents...........................29
                  3.1.2     Note..........................................30
                  3.1.3     Security Documents............................30
                  3.1.4     Opinion of Counsel............................30
                  3.1.5     Guaranty......................................30
                  3.1.6     Growth Fund Agreement.........................30
                  3.1.7     TEC AcquiSub Amendment........................30
                  3.1.8     Bringdown Certificate.........................30
                  3.1.9     Lockbox Agreement.............................30
                  3.1.10    Fees..........................................30
                  3.1.11    Insurance.....................................30
                  3.1.12    Other Documents...............................31

         3.2      All Loans...............................................31

                  3.2.1     Notice of Borrowing...........................31
                  3.2.2     No Event of Default...........................31
                  3.2.3     Officer's Certificate.........................31
                  3.2.4     Officer's Certificate - Leases................31
                  3.2.5     Insurance.....................................32
                  3.2.6     Other Instruments.............................32

SECTION 4.        BORROWER'S REPRESENTATIONS AND WARRANTIES...............32

         4.1      Existence and Power.....................................32
         4.2      Loan Documents and Note Authorized; Binding Obligations.33
         4.3      No Conflict; Legal Compliance...........................33
         4.4      Financial Condition.....................................33
         4.5      Executive Offices.......................................33
         4.6      Litigation..............................................34
         4.7      Consents and Approvals..................................34
         4.8      Other Agreements........................................34
         4.9      ERISA...................................................34
         4.10     Labor Matters...........................................34
         4.11     Margin Regulations......................................34
         4.12     Taxes...................................................35
         4.13     Environmental Quality...................................35
         4.14     Trademarks, Patents, Copyrights, Franchises and Licenses.36
         4.15     Full Disclosure.........................................36
         4.16     Other Regulations.......................................36
         4.17     Solvency................................................36
         4.18     Survival of Representations and Warranties..............36
         4.19     Eligible Leases.........................................36

SECTION 5.        BORROWER'S AFFIRMATIVE COVENANTS........................37

         5.1      Records and Reports.....................................37

                  5.1.1     Quarterly Statements..........................37
                  5.1.2     Annual Statements.............................38
                  5.1.3     Borrowing Base Certificate....................38
                  5.1.4     Compliance Certificate........................38
                  5.1.5     Reports.......................................38
                  5.1.6     Insurance Reports.............................38
                  5.1.7     Certificate of Responsible Officer............38
                  5.1.8     Employee Benefit Plans........................39
                  5.1.9     ERISA Notices.................................39
                  5.1.10    Pension Plans.................................39
                  5.1.11    SEC Reports...................................39
                  5.1.12    Tax Returns...................................39
                  5.1.13    Additional Information........................39

         5.2      Existence; Compliance with Law..........................40
         5.3      Insurance...............................................40
         5.4      Taxes and Other Liabilities.............................40
         5.5      Inspection Rights; Assistance...........................41
         5.6      Maintenance of Facilities; Modifications; Performance of
                                    Leases............................... 41

                  5.6.1     Maintenance of Facilities.....................41
                  5.6.2     Performance of Leases.........................41

         5.7      Supplemental Disclosure.................................41
         5.8      Further Assurances......................................41
         5.9      Lockbox.................................................41
         5.10     Environmental Laws......................................42

SECTION 6.        BORROWER'S NEGATIVE COVENANTS...........................42

         6.1      Liens; Negative Pledges; and Encumbrances...............42
         6.2      Limitations on Indebtedness.............................42
         6.3      Disposition of Assets...................................43
         6.4      Restricted Payments.....................................43
         6.5      Restriction on Fundamental Changes......................43
         6.6      Transactions with Affiliates............................43
         6.7      No Loans to Affiliates..................................43
         6.8      No Investment...........................................43
         6.9      Maintenance of Business.................................43
         6.10     No Subsidiaries.........................................44
         6.11     Events of Default.......................................44
         6.12     ERISA...................................................44
         6.13     No Use of Any Lender's Name.............................44
         6.14     Certain Accounting Changes..............................44

SECTION 7.        FINANCIAL COVENANT OF BORROWER..........................44

         7.1      Minimum Consolidated Tangible Net Worth.................45

SECTION 8.        EVENTS OF DEFAULT AND REMEDIES..........................45

         8.1      Events of Default.......................................45

                  8.1.1     Failure to Make Payments......................45
                  8.1.2     Other Agreements..............................45
                  8.1.3     Breach of Covenants...........................46
                  8.1.4     Breach of Representations or Warranties.......46
                  8.1.5     Failure to Cure...............................46
                  8.1.6     Insolvency....................................46
                  8.1.7     Bankruptcy Proceedings........................46
                  8.1.8     Material Adverse Effect.......................46
                  8.1.9     Judgments, Writs and Attachments..............46
                  8.1.10  Legal Obligations...............................47
                  8.1.11  Growth Fund Agreement...........................47
                  8.1.12    TEC AcquiSub Agreement........................47
                  8.1.13  Criminal Proceedings............................47
                  8.1.14  Action by Governmental Authority................47
                  8.1.15  Governmental Decrees............................47

         8.2      Waiver of Default.......................................48
         8.3      Remedies................................................48
         8.4      Set-Off.................................................48
         8.5      Rights and Remedies Cumulative..........................49

SECTION 9.        AGENT...................................................49

         9.1      Appointment.............................................49
         9.2      Delegation of Duties....................................50
         9.3      Exculpatory Provisions..................................50
         9.4      Reliance by Agent.......................................50
         9.5      Notice of Default.......................................51
         9.6      Non-Reliance on Agent and Other Lenders.................51
         9.7      Indemnification.........................................51
         9.8      Agent in Its Individual Capacity........................52
         9.9      Resignation and Appointment of Successor Agent..........52

SECTION 10.       EXPENSES AND INDEMNITIES................................52

         10.1     Expenses................................................52
         10.2     Indemnification.........................................53

                  10.2.1    General Indemnity.............................53
                  10.2.2    Environmental Indemnity.......................53
                  10.2.3    Survival; Defense.............................54

SECTION 11.       MISCELLANEOUS...........................................54

         11.1     Survival................................................54
         11.2     No Waiver by Agent or Lenders...........................54
         11.3     Notices.................................................54
         11.4     Headings................................................55
         11.5     Severability............................................55
         11.6     Entire Agreement; Construction; Amendments and Waivers..55
         11.7     Reliance by Lenders.....................................56
         11.8     Marshalling; Payments Set Aside.........................56
         11.9     No Set-Offs by Borrower.................................56
         11.10    Binding Effect, Assignment..............................56
         11.11    Counterparts............................................57
         11.12    Equitable Relief........................................58
         11.13    Written Notice of Claims; Claims Bar....................58
         11.14    Waiver of Punitive Damages..............................58
         11.15    Governing Law...........................................58
         11.16    Consent to Jurisdiction.................................58
         11.17    Waiver of Jury Trial....................................59

                          WAREHOUSING CREDIT AGREEMENT


         THIS WAREHOUSING CREDIT AGREEMENT is entered into as of May 31, 1996, by and between AMERICAN FINANCE GROUP, INC., a Delaware corporation ("Borrower"), and FIRST UNION NATIONAL BANK OF NORTH CAROLINA ("FUNB") and each other financial institution which may hereafter execute and deliver an instrument of assignment with respect to this Agreement pursuant to Section
11.10 (any one individually, a "Lender," and collectively, "Lenders"), and FUNB, as agent on behalf of Lenders (not in its individual capacity, but solely as agent, "Agent").

                                    RECITALS

         A. Borrower desires to obtain from Lenders a revolving credit facility with an aggregate principal availability up to but not to exceed the maximum amount set forth on Schedule A for the purpose of financing the purchase of finance leases for periods up to one hundred eighty (180) days, all as more particularly described below; and

         B. Lenders have agreed to make such credit available to Borrower, but only upon the terms and subject to the conditions hereinafter set forth and in reliance on the representations and warranties set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants hereinafter set forth, and intending to be legally bound, the parties hereto agree as follows:

 .        1.        DEFINITIONS

         .  As used herein, the following terms have the following meanings:

         "Acquisition" means any transaction, or any series of related transactions, by which Borrower directly or indirectly (a) acquires any ongoing business or all or substantially all of the assets of any Person or any division thereof, whether through a purchase of assets, merger or otherwise, or (b) acquires (in one transaction or as the most recent transaction in a series of transactions) control of at least a majority of the stock of a corporation having ordinary voting power for the election of directors, or (c) acquires control of at least a majority of the ownership interests in any partnership, limited liability company or joint venture.

         "Adjustable LIBOR" means, for each Interest Period in respect of LIBOR Loans, an interest rate per annum (rounded upward to the nearest 1/16th of one percent (0.0625%)) determined pursuant to the following formula:

Adjusted LIBOR = LIBOR divided by 1.00 - Eurodollar Reserve Percentage

1The Adjusted LIBOR shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.

         "Administrative Lease" means any Investment Grade Lease which would otherwise constitute an Eligible Lease but for the fact that payments thereunder are more than ninety (90) days delinquent, but no more than one hundred eighty
(180) days delinquent, for reasons determined by Borrower to be unrelated to the lessee's financial ability to make scheduled lease payments. For purposes of this Agreement, Administrative Leases shall be considered Eligible Leases.

         "Advance" means any Advance made or to be made by any Lender to Borrower as set forth in Section 2.1.1.

         "Affiliate" means, with respect to any Person, (a) each Person that, directly or indirectly, through one or more intermediaries, owns or controls, whether beneficially or as a trustee, guardian or other fiduciary, five percent (5.0%) or more of the stock having ordinary voting power in the election of directors of such Person or of the ownership interests in any partnership or joint venture, (b) each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person, or (c) each of such Person's officers, directors, joint venturers and partners; provided, however, that in no case shall any Lender or Agent be deemed to be an Affiliate of Borrower for purposes of this Agreement. For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

         "AFG Master Trust Program" means the program for the sale of Leases under the Pooling and Servicing Agreement and Indenture of Trust dated as of July 1, 1995, by and among AFG Credit Corporation, as transferor, Borrower, as servicer, and Bankers Trust Company, as trustee and collateral trustee on behalf of the AFG Master Trust.

         "Agent" means FUNB solely when acting in its capacity as the Agent under this Agreement or any of the other Loan Documents, and any successor Agent.

         "Agent's Side Letter" means the side letter agreement dated as of the date hereof, by and among Borrower, TEC AcquiSub, each of the Growth Funds and Agent.

         "Agreement" means this Warehousing Credit Agreement dated as of May 31, 1996, including all amendments, modifications and supplements hereto, renewals, extensions or restatements hereof, and all appendices, exhibits and schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect from time to time.

         "Applicable Margin" means:

                           (a) with  respect to Prime Rate Loans,  zero  percent
(0.00%); and

                           (b) with respect to LIBOR Loans, two percent (2.00%).

         "Assignment  and  Acceptance"  has the  meaning  set  forth in  Section
11.11.2.

         "Bank Affiliate" means a Person engaged primarily in the business of commercial banking and that is an Affiliate of a Lender or of a Person of which a Lender is an Affiliate.

         "Bankruptcy Code" means the Bankruptcy Code of 1978, as amended, as codified under Title 11 of the United States Code, and the Bankruptcy Rules promulgated thereunder, as the same may be in effect from time to time.

         "Borrowing Base" means, as at and for any date of determination, an amount not to exceed the lesser of:

                           (c) an amount equal to one hundred  percent  (100.0%)
of the aggregate Discounted Present Value of all Eligible Leases then owned of record by Borrower, computed (i) with respect to any requested Loan, as of the requested Funding Date (and shall include the aggregate Discounted Present Value of all Eligible Leases to be acquired with the proceeds of the requested Loan), and (ii) with respect to the delivery of any monthly Borrowing Base Certificate to be furnished pursuant to Section 5.1.3, as of the last day of the calendar month for which such Borrowing Base Certificate is furnished; provided, however, that there shall be excluded from the calculation under this clause (a), (x) the aggregate Discounted Present Value in excess of $2,000,000 of otherwise Eligible Leases that are not Investment Grade Leases, (y) the aggregate Discounted Present Value in excess of $1,000,000 of Administrative Leases; or

                           (d) an amount equal to eighty-five percent (85.0%) of
the aggregate Invoice Price of all Eligible Equipment subject to an Eligible Lease then owned of record by Borrower computed (i) with respect to any requested Loan, as of the requested Funding Date (and shall include the item(s) of Eligible Equipment leased pursuant to all Eligible Leases to be acquired with the proceeds of the requested Loan), and (ii) with respect to the delivery of any monthly Borrowing Base Certificate to be furnished pursuant to Section 5.1.3, as of the last day of the calendar month for which such Borrowing Base Certificate is furnished.

         "Borrowing Base Certificate" means a certificate with appropriate insertions setting forth the components of the Borrowing Base as of the last day of the month for which such certificate is submitted or as of a requested Funding Date, as the case may be, which certificate shall be substantially in the form set forth in Exhibit B and certified by a Responsible Officer of Borrower.

         "Business Day" means any day which is not a Saturday, Sunday or a legal holiday under the laws of the States of California or North Carolina or is not a day on which banking institutions located in the States of California or North Carolina are authorized or permitted by law or other governmental action to close and, with respect to LIBOR Loans, means any day on which dealings in foreign currencies and exchanges may be carried on by Agent and Lenders in the London interbank market.

         "Cash Equivalents" means:

                           (e) securities issued or  unconditionally  guaranteed
or insured by the United States Government or any agency or any State thereof and backed by the full faith and credit of the United States or such State having maturities of not more than six (6) months from the date of acquisition;

                           (f)   certificates   of   deposit,   time   deposits,
Eurodollar time deposits, repurchase agreements, reverse repurchase agreements, or bankers' acceptances, having in each case a tenor of not more than six (6) months, issued by any Lender, or by any nationally or state chartered commercial bank or any branch or agency of a foreign bank licensed to conduct business in the United States having combined capital and surplus of not less than $100,000,000 whose short-term securities are rated at least A-1 by Standard & Poor's Corporation and P-1 by Moody's Investors Service, Inc.; and

                           (g) commercial  paper of an issuer rated at least A-1
by Standard & Poor's Corporation or P-1 by Moody's Investor Service, Inc., and in either case having a tenor of not more than six (6) months.

         "Casualty Loss" means any of the following events with respect to any item of Equipment: (a) the actual total loss or compromised total loss of such item of Equipment; (b) such item of Equipment shall become lost, stolen, destroyed, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever; (c) the seizure of such item of Equipment for a period exceeding sixty (60) days or the condemnation or confiscation of such item of Equipment; or (d) such item of Equipment shall be deemed under its Lease to have suffered a casualty loss as to the entire item of Equipment.

         "Charges" means all federal, state, county, city, municipal, local, foreign or other governmental taxes, levies, assessments, charges or claims, in each case then due and payable, upon or relating to (a) the Loans hereunder, (b) Borrower's employees, payroll, income or gross receipts, (c) Borrower's ownership or use of any of its Properties or assets, or (d) any other aspect of Borrower's business.

         "Closing" means the time at which each of the conditions precedent set forth in Section 3 to the making of the first Loan hereunder shall have been duly fulfilled or satisfied by Borrower.

         "Closing Date" means the date on which Closing occurs.

         "Code" means the Internal Revenue Code of 1986, as amended, the Treasury Regulations adopted thereunder and the Treasury Regulations proposed thereunder (to the extent Requisite Lenders, in their sole discretion, reasonably determine that such proposed regulations set forth the regulations that apply in the circumstances), as the same may be in effect from time to time.

         "Collateral" means the Collateral described in the Security Agreement.

         "Commitment" means with respect to each Lender the amounts set forth on Schedule A and "Commitments" means all such amounts collectively, as each may be amended from time to time upon the execution and delivery of an instrument of assignment pursuant to Section 11.10, which amendments shall be evidenced on
Schedule 1.1.

         "Commitment Termination Date" means May 23, 1997.

         "Compliance Certificate" means a certificate signed by a Responsible Officer of Borrower, substantially in the form set forth in Exhibit C, with such changes therein as the Required Lenders may from time to time reasonably request for the purpose of having such certificate disclose the matters certified therein and the method of computation thereof.

         "Consolidated Intangible Assets" means, for any Person, as measured at any date of determination on a consolidated basis, all intangible assets of such Person.

         "Consolidated Net Worth" means, for any Person, as measured at any date
of  determination,   the  difference  between   Consolidated  Total  Assets  and
Consolidated Total Liabilities.

         "Consolidated Tangible Net Worth" means, for any Person, as measured at any date of determination, the difference between Consolidated Net Worth and Consolidated Intangible Assets.

         "Consolidated Total Assets" means, for any Person, as measured at any date of determination on a consolidated basis, all assets of such Person.

         "Consolidated Total Liabilities" means, for any Person, as measured at any date of determination on a consolidated basis, all liabilities of such Person.

         "Contingent Obligation" means, as to any Person, (a) any Guaranty Obligation of that Person and (b) any direct or indirect obligation or liability, contingent or otherwise, of that Person, (i) in respect of any letter of credit or similar instrument issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings, (ii) with respect to the Indebtedness of any partnership or joint venture of which such Person is a partner or a joint venturer, (iii) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered, or (iv) in respect of any interest rate protection contract that is not entered into in connection with a bona fide hedging operation that provides offsetting benefits to such Person. The amount of any Contingent Obligation shall (subject, in the case of Guaranty Obligations, to the last sentence of the definition of "Guaranty Obligation") be deemed equal to the maximum reasonably anticipated liability in respect thereof, and shall, with respect to clause
(b)(iv) of this definition, be marked to market on a current basis.

         "Default Rate" has the meaning set forth in Section 2.3.

         "Designated Deposit Account" means a demand deposit account maintained by Borrower with FUNB designated by written notice from Borrower to Agent.

         "Discounted Present Value" means, with respect to a Lease, the present value of the unpaid balance of the total rent for the remaining Lease term, discounted at the then effective two-year U.S. Treasury Bill rate plus 2.45%.

         "Dollars" and the sign "$" means lawful money of the United States of America.

         "EGF"  means  PLM   Equipment   Growth  Fund,   a  California   limited
partnership.

         "EGF II" means PLM Equipment Growth Fund II, a California limited partnership.

         "EGF III" means PLM Equipment Growth Fund III, a California limited partnership.

         "EGF IV" means PLM Equipment Growth Fund IV, a California limited partnership.

         "EGF V" means PLM Equipment Growth Fund V, a California limited partnership.

         "EGF VI" means PLM Equipment Growth Fund VI, a California limited partnership.

         "EGF VII" means PLM Equipment Growth Fund VII, a California limited partnership.

         "Eligible Assignee" means (a) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000, (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000, provided that such bank is acting through a branch or agency located in the United States, and
(c) any Bank Affiliate.

         "Eligible Equipment" means any item of Equipment other than commercial jet aircraft designed to carry more than fifty (50) passengers or self-powered ocean-going vessels.

         "Eligible Lease" means any Lease in respect of which the lessee and Lease terms (including, without limitation, as to credit quality, rental rate, maturity and insurance coverage) are acceptable to Agent, in its sole discretion, and otherwise comply with the following requirements:

                           (h) the original  term shall be less than or equal to
eighty-four (84) months;

                           (i) the lessee shall not be a Governmental Authority;

                           (j)  Lease  payments  shall be due in  United  States
Dollars;

                           (k) the  lessee  shall  not be in  default  under the
Lease (except as permitted by clause (f), below) or subject to bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy or similar insolvency law;

                           (l)  neither  the  Lease  nor  the  Equipment  leased
thereunder shall be subject to any Lien of any nature other than the Lien granted in favor of Agent on behalf of Lenders under the Security Agreement and the other Security Documents;

                           (m)  amounts  due under the Lease  shall be less than
sixty (60) days delinquent at the time of the Funding Date related to the Lease and remain at all times less than ninety (90) days delinquent, unless such Lease is an Administrative Lease;

                           (n) the Lease  shall  contain  a "hell or  highwater"
provision which unconditionally obligates the lessee to maintain the Equipment in good working order, bear all costs of operating such Equipment and make periodic Lease payments, including, without limitation, taxes, notwithstanding damage to or destruction of the Equipment leased thereunder or any other event;

                           (o) the Lease shall not be subject to cancellation by
the lessee and shall not permit early termination unless the lessee pays an amount not less than the Discounted Present Value of the Lease;

                           (p)  payments  under  the  Lease  shall be  absolute,
unconditional obligations of the lessee without the right to offset for any reason;

                           (q) the Lease  shall  require  the lessee to maintain
the Equipment in good working order and to bear the costs of operating and maintaining the Equipment, including, without limitation, taxes and insurance;

                           (r) the Lease shall  permit the lessor to  accelerate
all Lease payments in the event of the lessee's default;

                           (s)  payments  under the Lease  shall be made no less
frequently than quarterly;

                           ( (t) ( the Lease shall  provide that in the event of
a Casualty Loss, the lessor shall have the option, at the lessee's sole cost and expense, to

                                    (i) repair the  Equipment to good  condition
and working order,

                                    (ii)   replace  the   Equipment   with  like
Equipment of the same or later model in good repair, condition and working order, or

                                    (iii)  require  the  lessee  to  pay  to the
lessor the Stipulated Loss Value of the Equipment; and

                           (u) the  Equipment  subject  to the  Lease  shall  be
Eligible Equipment. Any Lease which is an Eligible Lease will cease to be an Eligible Lease at any time it no longer meets all of the foregoing requirements.

         "Employee Benefit Plan" means any Pension Plan and any employee welfare benefit plan, as defined in Section 3(1) of ERISA, that is maintained for the employees of Borrower or any ERISA Affiliate of Borrower.

         "Environmental Claims" means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law or for release or injury to the environment or threat to public health, personal injury (including sickness, disease or death), property damage, natural resources damage, or otherwise alleging liability or responsibility for damages (punitive or otherwise), cleanup, removal, remedial or response costs, restitution, civil or criminal penalties, injunctive relief, or other type of relief, resulting from or based upon (a) the presence, placement, discharge, emission or release (including intentional and unintentional, negligent and non-negligent, sudden or non-sudden, accidental or non-accidental placement, spills, leaks, discharges, emissions or releases) of any Hazardous Material at, in, or from Property, whether or not owned by Borrower, or (b) any other circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

         "Environmental Laws" means all foreign, federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental, health, safety and land use matters, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Clean Air Act, the Federal Water Pollution Control Act of 1972, the Solid Waste Disposal Act, the Federal Resource Conservation and Recovery Act, the Toxic Substances Control Act and the Emergency Planning and Community Right-to-Know Act.

         "Environmental Permit" has the meaning set forth in Section 4.15.2.

         "Equipment" means the assets (including office or other equipment) leased to a lessee pursuant to a Lease.

         "Equipment Growth Funds" means any and all of EGF, EGF II, EGF III, EGF IV, EGF V, EGF VI, EGF VII and Income Fund I.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, as the same may be in effect from time to time, and any successor statute.

         "ERISA Affiliate" means, as applied to any Person, any trade or business (whether or not incorporated) which is a member of a group of which that Person is a member and which is under common control within the meaning of the regulations promulgated under Section 414 of the Code.

         "Eurodollar Reserve Percentage" means the maximum reserve percentage (expressed as a decimal, rounded upward to the nearest 1/100th of one percent (0.01%)) in effect from time to time (whether or not applicable to any Lender) under regulations issued by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency liabilities having a term comparable to such Interest Period.

         "Event of Default" means any of the events set forth in Section 8.1.

         "Facility" means the total Commitments described in Schedule A, as such Schedule A may be amended from time to time as set forth on Schedule 1.1, for the revolving credit facility described in Section 2.1.1 to be provided by Lenders to Borrower according to each Lender's Pro Rata Share.

         "Federal Funds Rate" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor, "H.15(519)") for such day opposite the caption "Federal Funds
(Effective)". If on any relevant day such rate is not yet published in H.15(519), the rate for such day will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the "Composite 3:30 p.m. Quotation") for such day under the caption "Federal Funds Effective Rate". If on any relevant day the appropriate rate for such previous day is not yet published in either H.15(519) or the Composite 3:30 p.m. Quotation, the rate for such day will be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by Agent.

         "Federal Reserve Board" means the Board of Governors of the Federal Reserve System and any successor thereto.

         "Fee Letter" means the fee letter agreement dated as of the date hereof, by and among Borrower, TEC AcquiSub, each of the Growth Funds and Agent, on behalf and for the benefit of Lenders, in form and substance satisfactory to Lenders.

         "Form 1001" has the meaning set forth in Section 2.14.6.

         "Form 4224" has the meaning set forth in Section 2.14.6.

         "FSI" means PLM Financial Services, Inc., a Delaware corporation.

         "Funding Date" means with respect to any proposed borrowing hereunder, the date funds are advanced to Borrower for any Loan.

         "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar function of comparable stature and authority within the accounting profession), or in such other statements by such other entity as may be in general use by significant segments of the U.S. accounting profession, which are applicable to the circumstances as of the date of determination.

         "Governmental Authority" means (a) any federal, state, county, municipal or foreign government, or political subdivision thereof, (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, (c) any court or administrative tribunal or (d) with respect to any Person, any arbitration tribunal or other non-governmental authority to whose jurisdiction that Person has consented.

         "Growth Funds" means any and all of EGF III, EGF IV, EGF V, EGF VI, EGF VII and Income Fund I.

         "Growth Fund Agreement" means the Second Amended and Restated Warehousing Credit Agreement dated as of the date hereof by and among each of the Growth Funds, Lenders and Agent, as the same may from time to time be amended, modified, supplemented, renewed, extended or restated.

         "Guarantor" means any Person who executes a written guaranty of the Obligations, including, without limitation, FSI under the Guaranty.

         "Guaranty" means that certain Guaranty dated as of the date hereof, substantially in the form of Exhibit E hereto, executed by FSI in favor of Lenders and Agent.

         "Guaranty Obligation" means, as applied to any Person, any direct or indirect liability of that Person with respect to any Indebtedness, lease for capital equipment other than Equipment under an Eligible Lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person, whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, or (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof. The amount of any Guaranty Obligation shall be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof.

         "Hazardous Materials" means all those substances which are regulated by, or which may form the basis of liability under, any Environmental Law, including all substances identified under any Environmental Law as a pollutant, contaminant, hazardous waste, hazardous constituent, special waste, hazardous substance, hazardous material, or toxic substance, or petroleum or petroleum derived substance or waste.

         "Income Fund I" means Professional Lease Management Income Fund I, L.L.C., a Delaware limited liability company.

         "Indebtedness" means, as to any Person, (a) all indebtedness of such Person for borrowed money, (b) all leases of equipment of such Person as lessee,
(c) to the extent not included in clause (b), above, all capital leases of such Person as lessee, (d) any obligation of such Person for the deferred purchase price of Property or services (other than trade or other accounts payable in the ordinary course of business and not more than ninety (90) days past due), (e) any obligation of such Person that is secured by a Lien on assets of such Person, whether or not that Person has assumed such obligation or whether or not such obligation is non-recourse to the credit of such Person, (f) obligations of such Person arising under acceptance facilities or under facilities for the discount of accounts receivable of such Person and (g) any obligation of such Person to reimburse the issuer of any letter of credit issued for the account of such Person upon which a draw has been made.

         "Indemnified Liability" has the meaning set forth in Section 10.2.1.

         "Indemnified Person" has the meaning set forth in Section 10.2.1.

         "Interest Differential" means, with respect to any prepayment of a LIBOR Loan on a day other than an Interest Payment Date on which such LIBOR Loan matures, the difference between (a) the per annum interest rate payable with respect to such LIBOR Loan as of the date of the prepayment and (b) the Adjusted LIBOR on, or as near as practicable to, the date of the prepayment for a LIBOR Loan commencing on such date and ending on the last day of the applicable
Interest Period. The determination of the Interest Differential by Agent shall be conclusive in the absence of manifest error.

         "Interest Payment Date" means, with respect to any LIBOR Loan, the last day of each Interest Period applicable to such Loan and, with respect to Prime Rate Loans, the first Business Day of each calendar month following the Funding Date of such Prime Rate Loan.

         "Interest Period" means, with respect to any LIBOR Loan, the one-month, two-month or three-month period selected by the Borrower pursuant to Section 2, in each instance commencing on the applicable Funding Date of the Loan; provided, however, that any Interest Period which would otherwise end on a day that is not a Business Day shall end on the next succeeding Business Day except that in the instance of any LIBOR Loan, if such next succeeding Business Day falls in the next calendar month, the Interest Period shall end on the next preceding Business Day.

         "Investment" means, when used in connection with any Person, any investment by or of that Person, whether by means of purchase or other acquisition of stock or other securities of any other Person or by means of loan or advance (other than advances to employees for moving or travel expenses, drawing accounts and similar expenditures in the ordinary course of business), capital contribution, guaranty or other debt or equity participation or interest, or otherwise, in any other Person, including any partnership and joint venture interests of such Person in any other Person or in any item of transportation-related equipment, owned by a Person unaffiliated with Borrower and on lease to another third party, in which Borrower acquires a right to share, directly or indirectly.

         "Investment Company Act" means the Investment Company Act of 1940, as amended (15 U.S.C. ss. 80a-1 et seq.), as the same may be in effect from time to time, or any successor statute thereto.

         "Investment Grade Lease" means an Eligible Lease under which the lessee has a minimum investment grade rating by Moody's Investors Service, Inc. of Baa-, Standard & Poor's Corporation of BBB- or the equivalent under the Alcar Debt Rater System.

         "Invoice Price" means the sum of the purchase price (including modifications, as applicable), delivery charges, third party brokerage fees and other reasonable closing costs, if any (provided that delivery charges, third party brokerage fees and closing costs shall be included in the computation of the "Invoice Price" only to the extent that they do not, in the aggregate, exceed five percent (5.0%) of the total purchase price), and all applicable taxes, paid by Borrower for or with respect to any item of Equipment.

         "IRS" means the Internal Revenue Service and any successor thereto.

         "Lease" means each and every item of chattel paper, installment sales agreement, equipment lease or rental agreement (including progress payment authorizations) relating to an item of Equipment of which Borrower is the lessor. The term "Lease" includes (a) all payments to be made thereunder, (b) all rights of Borrower therein, and (c) any and all amendments, renewals, extensions or guaranties thereof.


         "Lease Sale Program" means any lease sale program established by a Subsidiary of Borrower, so long as any debt incurred by such Subsidiary is non-recourse to Borrower, including, without limitation, the AFG Master Trust Program and the United Bank of Kuwait Program.

         "Lending Office" means, with respect to any Lender, the office or offices of the Lender specified as its lending office opposite its name on the applicable signature page hereto, or such other office or offices of the Lender as it may from time to time notify Borrower and Agent.

         "LIBOR" means, with respect to any Loan to be made, continued as or converted into a LIBOR Loan, the London Inter-Bank Offered Rate (determined solely by Agent), rounded upward to the nearest 1/16th of one percent (0.0625%), at which Dollar deposits are offered to Agent by major banks in the London interbank market at or about 11:00 a.m., London time, on the second Business Day prior to the first day of the related Interest Period with respect to such Loan in an aggregate amount approximately equal to the amount of such Loan and for a period of time comparable to the number of days in the applicable Interest Period. The determination of LIBOR by Agent shall be conclusive in the absence of manifest error.

         "LIBOR Loan" means a Loan that bears interest based on Adjusted LIBOR.

         "Lien" means any mortgage, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, affecting any Property, including any agreement to grant any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature of a security interest, and the filing of or agreement to file or deliver any financing statement (other than a precautionary financing statement with respect to a lease that is not in the nature of a security interest) under the UCC or comparable law of any jurisdiction.

         "Loan" has the meaning set forth in Section 2.1.1(a)(i).

         "Loan Document" when used in the singular and "Loan Documents" when used in the plural means any and all of this Agreement, the Note, the Security Agreement, the Lockbox Agreement and the Guaranty and any and all other agreements, documents and instruments executed and delivered by or on behalf or support of Borrower to Agent or any Lender or any of their respective authorized designees evidencing or otherwise relating to the Advances and the Liens granted to Agent, on behalf of Lenders, with respect to the Advances, as the same may from time to time be amended, modified, supplemented or renewed.

         "Lockbox" has the meaning set forth in Section 5.9.

         "Lockbox Agreement" means the Agreement of even date herewith between Borrower, FUNB and Agent on behalf of Lenders, substantially in the form of Exhibit G, relating to the Lockbox.

         "Material Adverse Effect" means any set of circumstances or events which (a) has or could reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of any Loan Document, (b) is or could reasonably be expected to be material and adverse to the condition (financial or otherwise) or business operations of Borrower or Guarantor, (c) materially impairs or could reasonably be expected to materially impair the ability of Borrower or Guarantor to perform its Obligations, or (d) materially impairs or could reasonably be expected to materially impair the ability of Agent or any Lender to enforce any of its or their legal remedies pursuant to the Loan Documents.

         "Maximum Availability" has the meaning set forth in Section 2.1.1.

         "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA, and to which Borrower or any ERISA Affiliate of Borrower is making, or is obligated to make, contributions or has made, or been obligated to make, contributions within the preceding five (5) years.

         "Note" has the meaning set forth in Section 2.1.1(a)(i), and any and all replacements, extensions, substitutions and renewals thereof.

         "Notice of Borrowing" means a notice given by Borrower to Agent in accordance with Section 2.7, substantially in the form of Exhibit H, with appropriate insertions.

         "Notice of Conversion/Continuation" means a notice given by Borrower to Agent in accordance with Section 2.8, substantially in the form of Exhibit I, with appropriate insertions.

         "Obligations" means all loans, advances, liabilities and obligations for monetary amounts owing by Borrower to any Lender or Agent, whether due or to become due, matured or unmatured, liquidated or unliquidated, contingent or non-contingent, and all covenants and duties regarding such amounts, of any kind or nature, arising under any of the Loan Documents. This term includes, without limitation, all principal, interest (including interest that accrues after the commencement of a case or proceeding against Borrower under the Bankruptcy
Code), fees, including, without limitation, any and all prepayment fees, facility fees, commitment fees, arrangement fees, agent fees and attorneys' fees and any and all other fees, expenses, costs or other sums chargeable to Borrower under any of the Loan Documents.

         "Opinion of Counsel" means the favorable written legal opinion of Stephen Peary, general counsel of Borrower and Guarantor substantially in the form of Exhibit F, together with copies of any officer's certificate or legal opinion of another counsel or law firm specifically identified and expressly relied upon by such counsel in its opinion.

         "Other Taxes" has the meaning set forth in Section 2.14.2.

         "Overadvance" has the meaning set forth in Section 2.1.1(a)(iii).

         "PBGC" means the Pension Benefit Guaranty Corporation and any successor thereto.

         "Pension Plan" means any employee  pension  benefit plan, as defined in
Section 3(2) of ERISA, that is maintained for the employees of Borrower or any ERISA Affiliate of Borrower, other than a Multiemployer Plan.

         "Permitted Liens" has the meaning set forth in Section 6.1.

         "Permitted Rights of Others" means, as to any Property in which a Person has an interest, (a) an option or right to acquire a Lien that would be a Permitted Lien, (b) the reversionary interest of a lessor under a lease of such Property, and (c) an option or right of the lessee under a lease of such Property to purchase such Property at fair market value.

         "Person" means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or Governmental Authority.

         "PLMI" means PLM International, Inc., a Delaware corporation, of which Borrower is a wholly owned subsidiary.

         "Potential Event of Default" means a condition or event which, after notice or lapse of time or both, will constitute an Event of Default.

         "Prepayment Date" has the meaning set forth in Section 2.2.2.

         "Prime Rate" means, at any time, the rate of interest per annum publicly announced from time to time by FUNB as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in the Prime Rate occurs. The parties hereto acknowledge that the rate announced publicly by FUNB as its Prime Rate is an index or base rate and shall not necessarily be its lowest rate charged to FUNB's customers or other banks.

         "Prime Rate Loan" means any borrowing which bears interest at a rate determined with reference to the Prime Rate.

         "Property" means any interest in any kind of property or asset, whether real, personal or mixed, whether tangible or intangible.

         "Pro Rata Share" means, for any Lender, the proportion such Lender's Commitment with respect to the Facility has to the aggregate of all Commitments with respect to the Facility.

         "Public Utility Holding Company Act" means the Public Utility Holding Company Act of 1935, as amended (15 U.S.C. ss. 79 et seq.) as the same shall be in effect from time to time, and any successor statute thereto.

         "Regulations G, T, U and X" means, collectively, Regulations G, T, U and X adopted by the Federal Reserve Board (12 C.F.R. Parts 207, 220, 221 and 224, respectively) and any other regulation in substance substituted therefor.

         "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule, regulation, guideline or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

         "Requisite Lenders" means any combination of Lenders whose combined Pro Rata Share (and voting interest with respect thereto) of all amounts outstanding under this Agreement, or, in the event there are no amounts outstanding, the Commitments, is greater than sixty-six and two-thirds percent (66_%) of all such amounts outstanding or the total Commitments, as the case may be.

         "Responsible Officer" means any of the President, Executive Vice President, Chief Financial Officer, Secretary or Corporate Controller of Borrower having authority to request Loans or perform other duties required hereunder.

         "SEC" means the Securities and Exchange Commission and any successor thereto.

         "Security Agreement" means that certain Security Agreement dated as of the date hereof, between Borrower and Agent, on behalf of Lenders, substantially in the form of Exhibit D hereto, including all amendments, modifications and supplements thereto and all appendices, exhibits and schedules to any of the foregoing, and shall refer to the Security Agreement as the same may be in effect from time to time.

         "Security Documents" means the Security Agreement, each chattel mortgage, ship mortgage or similar security agreement, mortgage or other agreement or document entered into with respect to this Agreement, each UCC-1 financing statement delivered pursuant hereto and any and all other related documents.

         "Solvent" means, as to any Person at any time, that (a) the fair value of the Property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(31) of the Bankruptcy Code; (b) the present fair saleable value of the Property in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its Property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business;
(d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

         "Stipulated Loss Value" means, with respect to any Lease, the amount payable by the lessee after a Casualty Loss with respect to the Equipment subject thereto.

         "Subsidiary" means, with respect to any Person, any corporation, association, partnership, limited liability company (other than Equipment Growth Funds) or other business entity of which an aggregate of fifty percent (50.0%) or more of the beneficial interest (in the case of a partnership) or fifty percent (50.0%) or more of the outstanding stock, units, or other voting interest having ordinary voting power to elect a majority of the directors, managers or trustees of such Person (irrespective of whether, at the time, the stock, units or other voting interest of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person and/or one or more Subsidiaries of such Person.

         "Taxes" has the meaning set forth in Section 2.14.1.

         "TEC" means PLM Transportation Equipment Corporation, a California corporation and a wholly-owned Subsidiary of FSI and of which TEC AcquiSub is a special purpose Subsidiary.

         "TEC AcquiSub" means TEC AcquiSub, Inc., a California special purpose corporation and a wholly-owned Subsidiary of TEC.

         "TEC AcquiSub Agreement" means the Amended and Restated Warehousing Credit Agreement dated as of September 27, 1995, by and among TEC AcquiSub and Lenders and Agent, as amended by the TEC AcquiSub Amendment, and as the same from time to time may be further amended, modified, supplemented, renewed, extended or restated.

         "TEC AcquiSub Amendment" means the Amendment No.1 to Amended and Restated Warehousing Credit Agreement dated as of the date hereof, by and among TEC AcquiSub and Lenders and Agent.

         "Termination Event" means (a) a "reportable event" described in Section 4043 of ERISA and the regulations issued thereunder (other than a reportable event not subject to the provision for 30-day notice to the PBGC under such regulations), or (b) the withdrawal of Borrower, FSI or any of FSI's other Subsidiaries or any of their ERISA Affiliates from a Pension Plan during a plan year in which any of them was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or (c) the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under
Section 4041 of ERISA, or (d) the institution of proceedings to terminate a Pension Plan by the PBGC, or (e) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan.

         "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of North Carolina; provided, however, in the event that, by reason of mandatory provisions of law, any and all of the attachment, perfection or priority of the Lien of Agent, on behalf of Lenders, in and to the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of North Carolina, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

         "United Bank of Kuwait Program" means the program for the sale of Leases under the Master Purchase Agreement dated as of January 30, 1996, by and between Borrower and AFG/Eireann Limited Partnership II, a limited partnership organized under the laws of the Commonwealth of Massachusetts.

         . Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given such term in accordance with GAAP, and all financial data required to be submitted by this Agreement shall be prepared and computed, unless otherwise specifically provided herein, in accordance with GAAP. That certain terms or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing.

         . All other undefined terms contained in this Agreement shall, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole, including the Exhibits and Schedules hereto, all of which are by this reference incorporated into this Agreement, as the same may from time to time be amended, modified or supplemented, and not to any particular section, subsection or clause contained in this Agreement. The term "including" shall not be limiting or exclusive, unless specifically indicated to the contrary. The term "or" is disjunctive; the term "and" is conjunctive. The term "shall" is mandatory; the term "may" is permissive. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and the neuter.

         . Any reference to a "Sections," "Subsection," "Exhibit," or "Schedule" shall refer to the relevant Section or Subsection of or Exhibit or Schedule to this Agreement, unless specifically indicated to the contrary.

 .        2.        AMOUNT AND TERMS OF CREDIT

         .        1         Commitment to Lend

                  . Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrower set forth herein, Lenders hereby agree to make Advances (as defined below) of immediately available funds to Borrower, on a revolving basis, from the Closing Date until the Business Day immediately preceding the Commitment Termination Date, in the aggregate principal amount outstanding at any time not to exceed the lesser of
(a) the total Commitments for the Facility less the aggregate principal amount then outstanding under the Growth Fund Agreement and the TEC AcquiSub Agreement or (b) the Borrowing Base (such lesser amount being the "Maximum Availability"), as more fully set forth in this Section 2.1.1.

                           .        (a)      Facility Commitments

                                 (i) On the Funding Date  requested by Borrower,
after Borrower shall have satisfied all applicable conditions precedent set forth in Section 3, each Lender shall advance immediately available funds to Agent (each such advance being an "Advance") evidencing such Lender's Pro Rata Share of a loan ("Loan"). Agent shall immediately advance such immediately available funds to Borrower at the Designated Deposit Account (or such other deposit account at FUNB or such other financial institution as to which Borrower and Agent shall agree at least three (3) Business Days prior to the requested Funding Date) on the Funding Date with respect to such Loan. Borrower shall pay interest accrued on the Loan at the rates and in the manner set forth in Section 2.1.1(b). Subject to the terms and conditions of this Agreement, the unpaid principal amount of each Loan and all unpaid interest accrued thereon, together with all other fees, expenses, costs and other sums chargeable to Borrower incurred in connection therewith shall be due and payable no later than the Commitment Termination Date. Each Loan advanced hereunder shall be evidenced by Borrower's revolving promissory note, substantially in the form of Exhibit A (the "Note").

                                 (ii) The obligation of Lenders to make any Loan
from time to time hereunder shall be limited to the then applicable Maximum Availability. For the purpose of determining the amount of the Borrowing Base available at any one time, the amount available shall be the total amount of the Borrowing Base as set forth in the Borrowing Base Certificate delivered to Agent pursuant to Section 3.2.1 with respect to each requested Loan. Nothing contained in this Agreement shall under any circumstance be deemed to require any Lender to make any Advance under the Facility which, in the aggregate principal amount, either (1), taking into account such Lender's Pro Rata Share of the principal amounts outstanding under this Agreement and the making of such Advance, exceeds the lesser of (A) such Lender's Commitment for the Facility and (B) such Lender's Pro Rata Share of the Borrowing Base, or (2), taking into account such Lender's Pro Rata Share of the principal amounts outstanding under this Agreement, under the Growth Fund Agreement and under the TEC AcquiSub Agreement and the making of such Advance, exceeds such Lender's Commitment for the Facility.

                                 (iii)  If at any time  and for any  reason  the
aggregate principal amount of the Loan(s) then outstanding shall exceed the Maximum Availability (the amount of such excess, if any, being an "Overadvance"), Borrower shall immediately, and in no event more than two (2) Business Days thereafter, repay the full amount of such Overadvance, together with all interest accrued thereon.

                                 (iv)  Amounts  borrowed by Borrower  under this
Facility may be repaid and, prior to the Commitment Termination Date and subject to the applicable terms and conditions precedent to borrowings hereunder, reborrowed; provided, however, that no Loan shall mature later than the Commitment Termination Date.

                                 (v) Each  request  for a Loan  hereunder  shall
constitute a reaffirmation by Borrower and the Responsible Officer requesting the same that the representations and warranties contained in this Agreement are true, correct and complete in all material respects to the same extent as though made on and as of the date of the request, except to the extent such representations and warranties specifically relate to an earlier date, in which event they shall be true, correct and complete in all material respects as of such earlier date.

                           . Each  Loan  made by  Lenders  hereunder  shall,  at
Borrower's option in accordance with the terms of this Agreement, be either in the form of a Prime Rate Loan or a LIBOR Loan. Subject to the terms and conditions of this Agreement, each Loan shall bear interest on the sum of the unpaid principal balance thereof outstanding on each day from the date when made, continued or converted until such Loan shall have been fully repaid at a rate per annum equal to the Prime Rate, as the same may fluctuate on a daily basis, or the Adjusted LIBOR, plus, in each case, the Applicable Margin. Interest on each Loan funded hereunder shall be due and payable in arrears on each Interest Payment Date, with all accrued but unpaid interest on such Loan being due and payable on the date such Loan is repaid, whether by prepayment or at maturity, and with all accrued but unpaid interest being due and payable on the Commitment Termination Date.

         Each Advance made by a Lender as part of a Loan hereunder and all repayments of principal with respect to such Advance shall be evidenced by notations made by such Lender on the books and records of such Lender; provided, however, that the failure by such Lender to make such notations shall not limit or otherwise affect the obligations of Borrower with respect to the repayments of principal or payments of interest on any Advance or Loan. The aggregate unpaid amount of each Advance set forth on the books and records of a Lender shall be presumptive evidence of such Lender's portion of the principal amount owing and unpaid under the Note.

                  . Promptly following the receipt of such documents required pursuant to Section 3.2.1 and approval of a Loan by the Agent, Agent shall notify by telephone, telecopier, facsimile or telex each Lender of the principal amount (including Lender's Pro Rata Share thereof) and Funding Date of the Loan requested by Borrower. Not later than 1:00 p.m., North Carolina time, on the Funding Date for any Loan, each Lender shall make an Advance to Agent for the account of Borrower in the amount of its Pro Rata Share of the Loan being requested by Borrower. Upon satisfaction of the applicable conditions precedent set forth in Section 3, all Advances shall be credited in immediately available funds to the Designated Deposit Account.

                  . The Loans made under the Facility may be used solely for the purpose of acquiring the specific Eligible Leases pending the sale of such Leases under a Lease Sale Program.

         .        2         Repayment and Prepayment

                  . Unless prepaid pursuant to Section 2.1.1.(a)(iii) or Section 2.2.2, the principal amount of each Loan hereunder shall be repaid by Borrower to Lenders not later than the Commitment Termination Date.

                  . Subject to Section 2.18, Borrower may in the ordinary course of Borrower's business, upon at least three (3) Business Days' written notice, or telephonic notice promptly confirmed in writing to Agent, which notice shall be irrevocable, prepay any Loan in whole or in part. Such notice of prepayment shall specify the date and amount of such prepayment and whether such prepayment is of Prime Rate Loans or LIBOR Loans, or any combination thereof. Such prepayment of Loans, together with any amounts required pursuant to Section 2.18, shall be in immediately available funds and delivered to Agent not later than 1:00 p.m., North Carolina time, on the date for prepayment stated in such notice (the "Prepayment Date"). With respect to any prepayment under this
Section 2.2.2, all interest on the amount prepaid accrued up to but excluding the date of such prepayment shall be due and payable on the Prepayment Date.

         . Interest on the Loans shall be computed on the basis of a 365/366-day year for all Prime Rate Loans and a 360-day year for all LIBOR Loans and the actual number of days elapsed in the period during which such interest accrues. In computing interest on any Loan, the date of the making of such Loan shall be included and the date of payment shall be excluded. Each change in the interest rate of the Prime Rate Loans based on changes in the Prime Rate and each change in the Adjusted LIBOR based on changes in the Eurodollar Reserve Percentage shall be effective on the effective date of such change and to the extent of such change. Agent shall give Borrower notice of any such change in the Prime Rate; provided, however, that any failure by Agent to provide Borrower with notice hereunder shall not affect Agent's right to make changes in the interest rate of any Loan based on changes in the Prime Rate. Upon the occurrence and during the continuation of any Event of Default under this Agreement, Advances under this Agreement will at the option of Requisite Lenders bear interest at a rate per annum which is determined by adding two percent (2.0%) to the Applicable Margin for such Loan (the "Default Rate"). This may result in the compounding of interest. The imposition of a Default Rate will not constitute a waiver of any Event of Default.

         . All repayments or prepayments of principal and all payments of interest, fees, costs, expenses and other sums chargeable to Borrower under this Agreement, the Note or any of the other Loan Documents shall be in lawful money of the United States of America in immediately available funds and delivered to Agent, for the account of Lenders, not later than 1:00 p.m., North Carolina time, on the date due at First Union National Bank of North Carolina, One First Union Center, 301 South College Street, Charlotte, North Carolina 28288,
Attention: Elisha Sabido or such other place as shall have been designated in writing by Agent.

         . Whenever any payment to be made under this Agreement, the Note or any of the other Loan Documents shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of the payment of interest thereon; provided, however, that no Loan shall have remained outstanding after the Commitment Termination Date.

         . All payments to or for the benefit of Lenders hereunder shall be applied in the following order: (a) at the direction of Borrower or upon prior notice given to Borrower by Agent, then due and payable fees, expenses and costs; (b) then due and payable interest payments and mandatory prepayments; and
(c) then due and payable principal payments and optional prepayments; provided that if an Event of Default shall have occurred and be continuing, Lenders shall have the exclusive right to apply any and all such payments against the then due and owing Obligations of Borrower as Lenders may deem advisable. To the extent Borrower fails to make payment required hereunder or under any of the other Loan Documents, each Lender is authorized to, and at its sole option may, make such payments on behalf of Borrower. To the extent permitted by law, all amounts advanced by any Lender hereunder or under other provisions of the Loan Documents shall accrue interest at the same rate as Loans hereunder.

         .        7         Procedure for the Borrowing of Loans

                  . Each borrowing of Loans shall be made upon Borrower's irrevocable written notice delivered to Agent in the form of a Notice of Borrowing, executed by a Responsible Person of Borrower, with appropriate insertions (which Notice of Borrowing must be received by Lender prior to 12:00 noon, Charlotte, North Carolina time, three (3) Business Days prior to the requested Funding Date) specifying:

                                    (a) the amount of the  requested  borrowing,
which, if a LIBOR Loan is requested, shall be not less than One Million Dollars ($1,000,000);

                                    (b) the requested  Funding Date, which shall
be a Business Day;

                                    (c) whether the borrowing is to be comprised
of one or more LIBOR Loans or Prime Rate Loans; and

                                    (d)  the  duration  of the  Interest  Period
applicable to any such LIBOR Loans included in such Notice of Borrowing. If the Notice of Borrowing shall fail to specify the duration of the Interest Period for any borrowing comprised of LIBOR Loans, such Interest Period shall be one
(1) month.

                  . Unless Agent shall otherwise consent, during the existence of an Event of Default or Potential Event of Default, Borrower may not elect to have a Loan made as a LIBOR Loan.

         .        8         Conversion and Continuation Elections

                  .  Borrower may, upon irrevocable written notice to Agent:

                                    (a) elect to  convert on any  Business  Day,
any Prime Rate Loan (or any portion thereof in an amount equal to at least One Million Dollars ($1,000,000) into a LIBOR Loan; or

                                    (b) elect to convert on any Interest Payment
Date any LIBOR Loan maturing on such Interest Payment Date (or any portion thereof) into a Prime Rate Loan; or

                                    (c)  elect  to  continue  on  any   Interest
Payment Date any LIBOR Loan maturing on such Interest Payment Date (or any portion thereof in an amount equal to at least One Million Dollars ($1,000,000); provided, that if the aggregate amount of LIBOR Loans outstanding to Borrower shall have been reduced, by payment, prepayment, or conversion of portion thereof, to be less than $1,000,000, such LIBOR Loans shall automatically convert into Prime Rate Loans, and on and after such date the right of Borrower to continue such Loans as, and convert such Loans into, LIBOR Loans shall terminate.

                  . Each conversion or continuation of Loans shall be made upon Borrower's irrevocable written notice delivered to Agent in the form of a Notice of Conversion/Continuation, executed by a Responsible Person of Borrower, with appropriate insertions (which Notice of Conversion/Continuation must be received by Lender prior to 12:00 noon, Charlotte, North Carolina time, at least three
(3) Business Days in advance of the proposed conversion date or continuation date specifying:

                                    (a)   the   proposed   conversion   date  or
continuation date;

                                    (b) the  aggregate  amount  of  Loans  to be
converted or continued;

                                    (c) the nature of the proposed conversion or
continuation; and

                                    (d) the duration of the  requested  Interest
Period.

                  . If upon the expiration of any Interest Period applicable to any LIBOR Loan, Borrower has failed to select a new Interest Period to be applicable to such LIBOR Loan, Borrower shall be deemed to have elected to convert such LIBOR Loan into a Prime Rate Loan effective as of the last day of such current Interest Period.

                  . Unless Agent shall otherwise consent, during the existence of an Event of Default or Potential Event of Default, Borrower may not elect to have a Loan converted into or continued as a LIBOR Loan.

         . Notwithstanding any provision of this Agreement to the contrary, each Lender shall be entitled to fund and maintain its funding of all or any part of its LIBOR Loans in any manner it elects, it being understood, however, that for the purposes of this Agreement all determinations hereunder shall be made as if such Lender actually funded and maintained each LIBOR Loan through the purchase of deposits having a maturity corresponding to the maturity of the LIBOR Loan and bearing an interest rate equal to the LIBOR rate (whether or not, in any instance, Lender shall have granted any participations in such Loan). Each Lender may, if it so elects, fulfill any commitment to make LIBOR Loans by causing a foreign branch or affiliate to make or continue such LIBOR Loans; provided, however, that in such event such Loans shall be deemed for the purposes of this Agreement to have been made by such Lender, and the obligation of Borrower to repay such Loans shall nevertheless be to such Lender and shall be deemed held by such Lender, to the extent of such Loans, for the account of such branch or affiliate.

         . Agent shall immediately distribute to each Lender, at such address as each Lender shall designate, its respective interest in all repayments and prepayments of principal and all payments of interest and all fees, expenses and costs received by Agent on the same day and in the same type of funds as payment was received. In the event Agent does not distribute such payments on the same day received, if such payments are received by Agent by 1:00 p.m., North Carolina time, or if received after such time, on the next succeeding Business Day, such payment shall accrue interest at the Federal Funds Rate.

         . Unless Agent shall have been notified by any Lender no later than the Business Day prior to the respective Funding Date of a Loan that such Lender does not intend to make available to Agent an Advance in immediately available funds equal to such Lender's Pro Rata Share of the total principal amount of such Loan, Agent may assume that such Lender has made such Advance to Agent on the date of the Loan and Agent may, in reliance upon such assumption, make available to Borrower a corresponding Advance. If Agent has made funds available to Borrower based on such assumption and such Advance is not in fact made to Agent by such Lender, Agent shall be entitled to recover the corresponding amount of such Advance on demand from such Lender. If such Lender does not promptly pay such corresponding amount upon Agent's demand, Agent shall notify Borrower and Borrower shall repay such Advance to Agent. Agent also shall be entitled to recover from such Lender interest on such Advance in respect of each day from the date such Advance was made by Agent to Borrower to the date such corresponding amount is recovered by Agent at the Federal Funds Rate. Nothing in this Section 2.11 shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which Agent or Borrower may have against such Lender as a result of any default by such Lender under this Agreement.

         . Unless Agent shall have been notified by Borrower prior to the date on which any payment to be made by Borrower hereunder is due that Borrower does not intend to remit such payment, Agent may, in its sole discretion, assume that Borrower has remitted such payment when so due and Agent may, in its sole discretion and in reliance upon such assumption, make available to each Lender on such payment date an amount equal to such Lender's Pro Rata Share of such assumed payment. If Borrower has not in fact remitted such payment to Agent, each Lender shall forthwith on demand repay to Agent the amount of such assumed payment made available to such Lender, together with interest thereon in respect of each date from and including the date such amount was made available by Agent to such Lender to the date such amount is repaid to Agent at the Federal Funds Rate.

         . If any Lender determines that compliance with any law or regulation or with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, such Lender's Commitment or its making or maintaining its Pro Rata Share of the Loans below the rate which such Lender or such other corporation could have achieved but for such compliance (taking into account the policies of such Lender or corporation with regard to capital), then Borrower shall from time to time, upon written demand by such Lender (with a copy of such demand to Agent), immediately pay to such Lender such additional amounts as shall be sufficient to compensate such Lender or other corporation for such reduction. A certificate submitted by such Lender to Borrower, stating that the amounts set forth as payable to such Lender are true and correct, shall be conclusive and binding for all purposes, absent manifest error. Each Lender agrees promptly to notify Borrower and Agent of any circumstances that would cause Borrower to pay additional amounts pursuant to this section, provided that the failure to give such notice shall not affect Borrower's obligation to pay any such additional amounts.

         .        14        Taxes

                  . Subject to Subsection 2.14.7, any and all payments by Borrower to each Lender or Agent under this Agreement shall be made free and clear of, and without deduction or withholding for, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by each Lender's net income (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes").

                  . In addition, Borrower shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents (hereinafter referred to as "Other Taxes").

                  . Subject to Subsection 2.14.7, Borrower shall indemnify and hold harmless each Lender and Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.14) paid by such Lender or Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within thirty (30) days from the date any Lender or Agent makes written demand therefor.

                  . If Borrower shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or Agent, then, subject to Subsection 2.14.7:

                                    (a) the sum payable  shall be  increased  as
necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.14) such Lender or Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made;

                                    (b) Borrower shall make such deductions, and

                                    (c)  Borrower  shall  pay  the  full  amount
deducted to the relevant taxation authority or other authority in accordance with applicable law.

                  . Within thirty (30) days after the date of any payment by Borrower of Taxes or Other Taxes, Borrower shall furnish to Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to Agent.

                  . Each Lender which is a foreign person (i.e., a person other than a United States person for United States Federal income tax purposes) shall:

                                    (a) No later  than the date upon  which such
Lender becomes a party hereto deliver to Borrower through Agent two (2) accurate and complete signed originals of IRS Form 4224 or any successor thereto ("Form 4224"), or two accurate and complete signed originals of IRS Form 1001 or any successor thereto ("Form 1001"), as appropriate, in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States Federal income tax;

                                    (b) If at any time  such  Lender  makes  any
changes necessitating a new Form 4224 or Form 1001, with reasonable promptness deliver to Borrower through Agent in replacement for, or in addition to, the forms previously delivered by it hereunder, two accurate and complete signed originals of Form 4224; or two accurate and complete signed originals of Form 1001, as appropriate, in each case indicating that the Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States Federal income tax;

                                    (c) Before or promptly  after the occurrence
of any event (including the passing of time but excluding any event mentioned in (ii) above) requiring a change in or renewal of the most recent Form 4224 or Form 1001 previously delivered by such Lender, deliver to Borrower through Agent two accurate and complete original signed copies of Form 4224 or Form 1001 in replacement for the forms previously delivered by the Lender; and

                                    (d)  Promptly  upon  Borrower's  or  Agent's
reasonable request to that effect, deliver to Borrower or Agent (as the case may be) such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Lender's tax status for withholding purposes.

                  . Borrower will not be required to pay any additional amounts in respect of United States Federal income tax pursuant to Subsection 2.14.4 to Lender for the account of any Lending Office of such Lender:

                                    (a) If the obligation to pay such additional
amounts would not have arisen but for a failure by such Lender to comply with its obligations under Subsection 2.14.6 in respect of such Lending Office;

                                    (b) If such Lender  shall have  delivered to
Borrower a Form 4224 in respect of such Lending  Office  pursuant to  Subsection
2.14.6 and such Lender shall not at any time be entitled to exemption from deduction or withholding of United States Federal income tax in respect of payments by Borrower hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or in the official interpretation of such law or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form 4224; or

                                    (c) If such Lender  shall have  delivered to
Borrower a Form 1001 in respect of such Lending Office pursuant to Subsection 2.14.6, and such Lender shall not at any time be entitled to exemption from deduction or withholding of United States Federal income tax in respect of payments by Borrower hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or any applicable tax treaty or regulations or in the official interpretation of any such law, treaty or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form 1001.

                  . If, at any time, Borrower requests any Lender to deliver any forms or other documentation pursuant to Subsection 2.14.6(d), then Borrower shall, on demand of such Lender through Agent, reimburse such Lender for any costs and expenses (including reasonable attorney fees) reasonably incurred by such Lender in the preparation or delivery of such forms or other documentation.

                  . If Borrower is required to pay additional amounts to any Lender or Agent pursuant to Subsection 2.14.4, then such Lender shall use its reasonable good faith efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by Borrower which may thereafter accrue if such change in the judgment of such Lender is not otherwise disadvantageous to such Lender.

         .        15        Illegality

                  . If any Lender shall determine that the introduction of any Requirement of Law, or any change in any Requirement of Law or in the interpretation or administration thereof, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for such Lender or its Lending Office to make LIBOR Loans, then, on notice thereof by Lender to Borrower, the obligation of such Lender to make LIBOR Loans shall be suspended until such Lender shall have notified Borrower that the circumstances giving rise to such determination no longer exists.

                  . If a Lender shall determine that it is unlawful to maintain any LIBOR Loan, Borrower shall prepay in full all LIBOR Loans of such Lender then outstanding, together with interest accrued thereon, either on the last day of the Interest Period thereof if such Lender may lawfully continue to maintain such LIBOR Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such LIBOR Loans, together with any amounts required to be paid in connection therewith pursuant to Section 2.18.

                  . If Borrower is required to prepay any LIBOR Loan immediately as provided in Section 2.2.3, then concurrently with such prepayment, Borrower shall borrow, in the amount of such prepayment, a Prime Rate Loan.

         . If any Lender shall determine that, due to either (a) the introduction of or any change (other than any change by way of imposition of or increase in reserve requirements included in the calculation of the LIBOR) in or in the interpretation of any Requirement of Law or (b) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any LIBOR Loans, then Borrower shall be liable, and shall from time to time, upon demand therefor by such Lender, pay to such Lender such additional amounts as are sufficient to compensate such Lender for such increased costs.

         . If Agent shall have determined that for any reason adequate and reasonable means do not exist for ascertaining the LIBOR for any requested Interest Period with respect to a proposed LIBOR Loan or that the LIBOR applicable for any requested Interest Period with respect to a proposed LIBOR Loan does not adequately and fairly reflect the cost to Lenders of funding such Loan, Agent will forthwith give notice of such determination to Borrower and each Lender. Thereafter, the obligation of Lenders to make or maintain LIBOR Loans, as the case may be, hereunder shall be suspended until Agent, upon instruction from the Requisite Lenders, revokes such notice in writing. Upon receipt of such notice, Borrower may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted. If Borrower does not revoke such notice, Lenders shall make, convert or continue the Loans, as proposed by Borrower, in the amount specified in the applicable notice submitted by Borrower, but such Loans shall be made, converted or continued as Prime Rate Loans instead of LIBOR Loans, as the case may be.

         . Borrower agrees that in the event that Borrower prepays or is required to prepay any LIBOR Loan by acceleration or otherwise or fails to draw down or convert to a LIBOR Loan after giving notice thereof, it shall reimburse each Lender for its funding losses due to such prepayment or failure to draw. Borrower and Lenders hereby agree that such funding losses shall consist of the sum of the discounted monthly differences for each month during the applicable or requested Interest Period, calculated as follows for each such month:

                           .1 Principal  amount of such LIBOR Loan times (number
of days between the date of prepayment and the last day in the applicable Interest Period divided by 360), times the applicable Interest Differential, plus

                           .2 all  actual  out-of-pocket  expenses  (other  than
those taken into account in the calculation of the Interest Differential) incurred by Lenders and Agent (excluding allocation of any expense internal to Lenders and Agent) and reasonably attributable to such payment, prepayment or failure to draw down or convert as described above; provided that no prepayment fee shall be payable (and no credit or rebate shall be required) if the product of the foregoing formula is not a positive number.

 .        3.        CONDITIONS PRECEDENT

         . The effectiveness of this amended and restated Agreement is subject to the satisfaction of the following conditions precedent:

                  .  Agent   shall  have   received,   in  form  and   substance
satisfactory to Lenders and their respective counsel, the following:

                                    (a) A  certified  copy of the records of all
actions taken by each of Borrower and Guarantor, including all corporate resolutions of each of Borrower and Guarantor authorizing or relating to the execution, delivery and performance of the Loan Documents and the consummation of the transactions contemplated hereby and thereby;

                                    (b) A certificate  of a Responsible  Officer
each of Borrower and Guarantor, respectively, stating that (i) the certified copies of the Certificate of Incorporation and Bylaws of Borrower or Guarantor, as the case may be, attached as Exhibits A and B to the Certificate of American Finance Group, Inc. and the Certificate of PLM Financial Services, Inc., as the case may be, each dated as of even date herewith, are true and accurate, remain in full force and effect and have not been amended since the date thereof, and
(ii) each of Borrower and Guarantor are in good standing under the laws of the state of its formation and each other jurisdiction where its ownership of Property and assets or conduct of its business requires such qualification.

                                    (c)    Certificates    of   incumbency   and
signatures with respect to the authorized representatives of Borrower and Guarantor executing the Loan Documents and requesting Loans; and

                                    (d)  Such  other   documents   relating   to
Borrower or Guarantor as Lenders reasonably may request.

                  . Agent shall have received the Note, in form and substance satisfactory to Lenders, duly executed and delivered by Borrower.

                  . Agent shall have received the Security Documents in form and substance satisfactory to Lenders, duly executed and delivered by Borrower.

                  . Agent shall have received an originally executed legal opinion of Stephen Peary, general counsel of Borrower and Guarantor, on behalf of Borrower and Guarantor, in form and substance satisfactory to Lenders, dated as of the Closing Date and addressed to Lenders, together with copies of any officer's certificate or legal opinion of other counsel or law firm specifically identified and expressly relied upon by such counsel.

                  . Agent shall have received the Guaranty, in form and substance satisfactory to Lenders, duly executed and delivered by Guarantor.

                  . Agent shall have received the Growth Fund Agreement, duly executed and delivered by each of the Growth Funds and all conditions precedent to the effectiveness of the Growth Fund Agreement shall have been satisfied.

                  . Agent shall have received the TEC AcquiSub Amendment, executed and delivered by TEC AcquiSub and all conditions precedent to the effectiveness of the TEC AcquiSub Amendment shall have been satisfied.

                  . A certificate or certificates, dated as of the Closing Date, of the Chief Financial Officer or Corporate Controller of Borrower to the effect that (i) the representations and warranties of Borrower contained in Section 4 are true, accurate and complete in all material respects as of the Closing Date as though made on such date and (ii) no Event of Default or Potential Event of Default under this Agreement has occurred.

                  . Agent shall have received the Lockbox Agreement in form and substance satisfactory to Lenders, duly executed by Borrower.

                  . Agent shall have received the Fee Letter and the Agent's Side Letter, duly executed by Borrower, Guarantor, each of the Growth Funds and TEC AcquiSub, and the arrangement fee and the Agent's fee described in the Fee Letter and the Agent's Side Letter, respectively.

                  . Agent shall have received the certificates, binders and other instruments or documents evidencing the insurance coverages and limits maintained by Borrower in compliance with the insurance requirements of Section 5.3.

                  . Agent shall have received such other documents, information and items from Borrower and Guarantor as reasonably requested by Agent.

         . Unless waived in writing by Requisite Lenders, the obligation of any Lender to make any Advance is subject to the satisfaction of the following further conditions precedent:

                  . At least three (3) Business Days before each Loan hereunder with respect to any acquisition of Leases by Borrower, Agent shall have received
(a) a Notice of Borrowing; (b) a Borrowing Base Certificate; and (c) other information as may be requested by the Agent to confirm that such Lease satisfies the criteria for Eligible Leases.

                  . No event shall have occurred and be continuing or would result from the making of any Loan on such Funding Date which constitutes an Event of Default or Potential Event of Default under this Agreement or under (and as separately defined in) the Growth Fund Agreement or under (and as separately defined in) the TEC AcquiSub Agreement, or which with notice or lapse of time or both would constitute an Event of Default or Potential Event of Default under this Agreement or under the Growth Fund Agreement or under the TEC AcquiSub Agreement.

                  . Agent shall have received a certificate, dated as of the Funding Date, of the Chief Financial Officer or Corporate Controller of Borrower to the effect that all representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects with the same effect as though such representations and warranties had been made on and as of such Funding Date (except to the extent such representations and warranties specifically relate to an earlier date, in which case they shall be true, accurate and complete in all material respects as of such earlier date).

                  . Agent shall have received a certificate, dated as of the Funding Date of the Chief Financial Officer or Corporate Controller of Borrower with respect to each Eligible Lease being financed with such Loan to the effect that:

                                    (a) Borrower has in its  possession  each of
the following: (i) valid lease documentation, including, without limitation, the original master lease agreement, or a copy thereof and original lease schedules, including all amendments, modifications, supplements or addenda made thereto;
(ii) the purchase agreement and assignment of lease, or bill of sale, as applicable; (iii) invoices with respect to the Equipment subject to the Lease against which the Loan is to be made, together with evidence of payment to the vendor or supplier of the Equipment; (iv) the original equipment acceptance executed by the obligor under the Lease; and (v) certificates of title for the Equipment subject to the Lease, if applicable;

                                    (b)  The  Lease   constitutes   the   entire
agreement of the parties thereto and no party thereto shall be bound except in accordance therewith, and no amendments, modifications, supplements or addenda have been made to, or schedules attached to, the Lease except as disclosed in such certificate;

                                    (c) No  material  default  exists  under the
Lease as of the date of the Loan; provided that a payment delinquency under the Lease of less than sixty (60) days shall not constitute a material default;

                                    (d) The Lease constitutes the valid contract
of Borrower and each lessee that is a party to the Lease, and shall at all times be enforceable against each such lessee in accordance with its terms, subject to the limitations on enforceability imposed by bankruptcy and creditors' rights laws and the general principles of equity, and each party thereto has executed the Lease with full power, authority and capacity to contract;

                                    (e) Upon delivery of the purchase  price and
the executed bill of sale or similar instrument of title, a true and correct copy of which is to be attached, Borrower shall acquire good title to the Equipment subject to the Eligible Lease against which the Loan is to be made, free and clear of all Liens and other encumbrances on title (other than Permitted Liens);

                                    (f)  The  lessee  is  responsible   for  the
payment of all taxes, insurance and similar charges so that all Lease payments will be net to Borrower; and

                                    (g) No  rentals,  fees,  costs,  expenses or
charges paid or payable by any lessee under the Lease violate any known statute, rule, regulation, court ruling or other regulation or limitation relating to the maximum fees, costs, expenses or charges permitted in any state in which the Equipment is located or in which the lessee is located, resides or is domiciled, or in which the transaction was consummated, or in any other state which has jurisdiction of the Equipment, Lease or lessee.

                  . The insurance required to be maintained by Borrower pursuant to the Loan Documents shall be in full force and effect.

                  . Agent shall have received such other instruments and documents as it may have reasonably requested from Borrower in connection with the Loans to be made on such date.

 .        4.        BORROWER'S REPRESENTATIONS AND WARRANTIES

         Borrower hereby warrants and represents to Agent and each Lender as follows, and agrees that each of said warranties and representations shall be deemed to continue until full, complete and indefeasible payment and performance of the Obligations and shall apply anew to each borrowing hereunder:

         . Borrower is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified and licensed as a foreign corporation and authorized to do business in each jurisdiction within the United States where its ownership of Property and assets or conduct of business requires such qualification. Borrower has the corporate power and authority, rights and franchises to own its Property and assets and to carry on its business as now conducted. Borrower has the corporate power and authority to execute, deliver and perform the terms of the Loan Documents (to the extent either is a party thereto) and all other instruments and documents contemplated hereby or thereby.

         . The execution, delivery and performance of this Agreement and each of the other Loan Documents to which Borrower is a party and payment of the Note have been duly authorized by all necessary and proper corporate action on the part of Borrower. The Loan Documents constitute legally valid and binding obligations of Borrower, enforceable against Borrower, to the extent Borrower is a party thereto, in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally.

         . The execution, delivery and performance of this Agreement, and each of the other Loan Documents and the execution, delivery and payment of the Note will not: (a) contravene any provision of Borrower's certificate of incorporation or bylaws; (b) contravene, conflict with or violate any applicable law or regulation, or any order, writ, judgment, injunction, decree, determination or award of any Governmental Authority, which contravention, conflict or violation, in the aggregate, may have a Material Adverse Effect; or
(c) violate or result in the breach of, or constitute a default under any indenture or other loan or credit agreement, or other agreement or instrument to which Borrower is a party or by which Borrower, or its Property and assets may be bound or affected. Borrower is not in violation or breach of or default under any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any contract, agreement, lease, license, indenture or other instrument to which it is a party, the non-compliance with, the violation or breach of or the default under which would, with reasonable likelihood, have a Material Adverse Effect.

         . Borrower's and Guarantor's audited consolidated financial statements as of December 31, 1995, and Borrower's and Guarantor's unaudited consolidated financial statements as of March 31, 1996, copies of which heretofore have been delivered to Agent by Borrower, and all other financial statements and other data submitted in writing by Borrower to Agent or any Lender in connection with the request for credit granted by this Agreement, are true, accurate and complete in all material respects, and said financial statements and other data fairly present the consolidated financial condition of Guarantor, as of the date thereof, and have been prepared in accordance with GAAP, subject to fiscal year-end audit adjustments. There has been no material adverse change in the business, properties or assets, operations, prospects, profitability or financial or other condition of Borrower or Guarantor since December 31, 1995.

         . The current location of Borrower's chief executive offices and principal places of business is set forth on Schedule 4.5.

         . Except as set forth in Schedule 4.6, there are no claims, actions, suits, proceedings or other litigation pending or, to the best of Borrower's knowledge, after due inquiry, threatened against Borrower, at law or in equity before any Governmental Authority or, to the best of Borrower's knowledge, after due inquiry, any investigation by any Governmental Authority of Borrower's Properties or assets. Borrower has no Contingent Obligations.

         . No approval, authorization or consent of any trustee or holder of any indebtedness or obligation of Borrower or of any other Person under any such material agreement, contract, lease or license or similar document or instrument to which Borrower is a party or by which Borrower is bound, is required to be obtained by Borrower in order to make or consummate the transactions contemplated under the Loan Documents. Except as set forth in Schedule 4.7, all consents and approvals of, filings and registrations with, and other actions in respect of, all Governmental Authorities required to be obtained by Borrower in order to make or consummate the transactions contemplated under the Loan Documents have been, or prior to the time when required will have been, obtained, given, filed or taken and are or will be in full force and effect.

         . Borrower is not a party to and is not bound by any agreement, contract, lease, license or instrument, and is not subject to any restriction under its respective charter or formation documents, which has, or is likely in the foreseeable future to have, a Material Adverse Effect. Borrower has not entered into and, as of the Closing Date does not contemplate entering into, any material agreement or contract with any Affiliate of Borrower on terms that are less favorable to Borrower than those that might be obtained at the time from Persons who are not such Affiliates.

         . All Employee Benefit Plans of Borrower are listed on Schedule 4.9. All Pension Plans of Borrower, including terminated Pension Plans, that are intended to be qualified under Section 401(a) of the Code have been determined by the IRS to be qualified. All Pension Plans existing as of the date hereof continue to be so qualified. No "reportable event" (as defined in Section 4043 of ERISA) has occurred and is continuing with respect to any Pension Plan for which the thirty-day notice requirement may not be waived other than those of which the appropriate Governmental Authority has been notified. All Employee Benefit Plans of the Borrower have been operated in all material respects in accordance with their terms and applicable law, including ERISA, and no "prohibited transaction" (as defined in ERISA and the Code) that would result in any material liability to the Borrower has occurred with respect to any such Employee Benefit Plan.

         . There are no strikes or other labor disputes against or threatened against Borrower. All payments due from Borrower on account of employee health and welfare insurance which would, with reasonable likelihood, have a Material Adverse Effect if not paid have been paid or, if not due, accrued as a liability on the books of Borrower.

         . Borrower does not own any "margin security", as that term is defined in Regulations G and U of the Federal Reserve Board, and the proceeds of the Loans under this Agreement will be used only for the purposes contemplated hereunder. None of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Loans under this Agreement to be considered a "purpose credit" within the meaning of Regulations G, T, U and X. Borrower will not take or permit any agent acting on its behalf to take any action which might cause this Agreement or any document or instrument delivered pursuant hereto to violate any regulation of the Federal Reserve Board.

         . All federal, state, local and foreign tax returns, reports and statements required to be filed by Borrower have been filed with the appropriate Governmental Authorities where failure to file would, with reasonable likelihood, have a Material Adverse Effect, and all material Charges and other impositions shown thereon to be due and payable by Borrower have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof, or any such fine, penalty, interest, late charge or loss has been paid, or Borrower is contesting its liability therefore in good faith and has fully reserved all such amounts according to GAAP in the financial statements provided to Agent pursuant to Section 5.1. Borrower has paid when due and payable all material Charges upon the books of Borrower and no Government Authority has asserted any Lien against Borrower with respect to unpaid Charges. Proper and accurate amounts have been withheld by Borrower from its employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective Governmental Authorities.

         .        13        Environmental Quality

                           .1 Except as specifically disclosed in Schedule 4.13,
the on-going operations of Borrower comply in all material respects with all Environmental Laws.

                           .2 Except as specifically disclosed in Schedule 4.13,
Borrower has obtained all licenses, permits, authorizations and registrations required under any Environmental Law ("Environmental Permits") and necessary for its ordinary course operations, all such Environmental Permits are in good standing, and Borrower is in compliance with all material terms and conditions of such Environmental Permits.

                           .3 Except as specifically disclosed in Schedule 4.13,
neither Borrower nor any of its present Property or operations is subject to any outstanding written order from or agreement with any Governmental Authority nor subject to any judicial or docketed administrative proceeding, respecting any Environmental Law, Environmental Claim or Hazardous Material.

                           .4  There  are  no   Hazardous   Materials  or  other
conditions or circumstances existing with respect to any Property, or arising from operations prior to the Closing Date, of Borrower that would reasonably be expected to give rise to any Environmental Claim with a potential liability of Borrower in excess of $100,000 in the aggregate from any such condition, circumstance or Property.

         . Borrower possesses and owns all necessary trademarks, trade names, copyrights, patents, patent rights, franchises and licenses which are material to the conduct of its business as now operated.

         . As of the Closing Date, no information contained in this Agreement, the other Loan Documents or any other documents or written materials furnished by or on behalf of Borrower to Agent or any Lender pursuant to the terms of this Agreement or any of the other Loan Documents contains any untrue or inaccurate statement of a material fact or omits to state a material fact necessary to make the statement contained herein or therein not misleading in light of the circumstances under which made.

         . Borrower is not: (a) a "public utility company" or a "holding company," or an "affiliate" or a "subsidiary company" of a "holding company," or an "affiliate" of such a "subsidiary company," as such terms are defined in the Public Utility Holding Company Act or (b) an "investment company," or an "affiliated person" of, or a "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act. The making of the Loans hereunder and the application of the proceeds and repayment thereof by Borrower and the performance of the transactions contemplated by this Agreement and the other Loan Documents will not violate any provision of the Investment Company Act or the Public Utility Holding Company Act, or any rule, regulation or order issued by the SEC thereunder.

           Borrower is Solvent.vency.

         . So long as any of the Commitments shall be available and until payment and performance in full of the Obligations, the representations and warranties contained herein shall have a continuing effect as having been true when made.

         .  With respect to each Eligible Lease financed by a Loan:

                           .1 Borrower  maintains in its possession  each of the
following: (a) valid lease documentation, including, without limitation, the original master lease agreement, or a copy thereof and original lease schedules, together with all amendments, modifications, supplements or addenda made, or schedules attached, thereto; (b) the purchase agreement and assignment of lease, or bill of sale, as applicable; (c) invoices with respect to Equipment subject to the Lease, together with evidence of payment to the vendor or supplier of the Equipment; (d) the original equipment acceptance executed by the obligor under the Lease; and (e) certificates of title for the Equipment subject to the Lease, if applicable;

                           .2  No  material  default  exists  under  the  Lease;
provided that a payment delinquency under the Lease of less than sixty (60) days shall not constitute a material default;

                           .3  The  Lease  constitutes  the  valid  contract  of
Borrower and each lessee that is a party to the Lease, and shall at all times be enforceable against each such lessee in accordance with its terms, subject to the limitations on enforceability imposed by bankruptcy and creditors' rights laws and the general principles of equity, and each party thereto has executed the Lease with full power, authority and capacity to contract;

                           .4 Borrower has good title to the  Equipment  subject
to the Eligible Lease, free and clear of all Liens and other encumbrances on title (other than Permitted Liens);

                           .5 The lessee is  responsible  for the payment of all
taxes, insurance and similar charges so that all Lease payments will be net to Borrower; and

                           .6 No rentals,  fees, costs, expenses or charges paid
or payable by any lessee under the Lease violate any known statute, rule, regulation, court ruling or other regulation or limitation relating to the maximum fees, costs, expenses or charges permitted in any state in which the Equipment is located or in which the lessee is located, resides or is domiciled, or in which the transaction was consummated, or in any other state which has jurisdiction of the Equipment, Lease or lessee.

 .        5.        BORROWER'S AFFIRMATIVE COVENANTS

         Borrower covenants and agrees that, so long as any of the Commitments shall be available and until full, complete and indefeasible payment and performance of the Obligations, unless Requisite Lenders shall otherwise consent in writing, Borrower shall do or cause to have done all of the following:

         . Maintain a system of accounting administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP, and deliver to Agent or caused to be delivered to Agent:

                  . As soon as practicable and in any event within sixty (60) days after the end of each quarterly accounting period of Borrower, Guarantor and PLMI, except with respect to the final fiscal quarter of each fiscal year, in which case as soon as practicable and in any event within one hundred twenty
(120) days after the end of such fiscal quarter, consolidating balance sheets of Guarantor and Borrower as at the end of such period and the related consolidated statements of income, stockholders' equity and cash flows of PLMI (and, as to statements of income only, consolidating) for such quarterly accounting period, setting forth in each case in comparative form the consolidated figures for the corresponding periods of the previous year, all in reasonable detail and certified by the Chief Financial Officer or Corporate Controller of Borrower, Guarantor and PLMI that they (i) are complete and fairly present the financial condition of Borrower, Guarantor and PLMI as at the dates indicated and the results of their operations and changes in their cash flow for the periods indicated, (ii) disclose all liabilities of Borrower, Guarantor and PLMI that are required to be reflected or reserved against under GAAP, whether liquidated or unliquidated, fixed or contingent, and (iii) have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end adjustment;

                  . As soon as practicable and in any event within one hundred twenty (120) days after the end of each fiscal year of Guarantor and PLMI, consolidated and consolidating balance sheets of Guarantor and PLMI and the related consolidated (and, as to statements of income only for Guarantor and PLMI, consolidating) statements of income, stockholders' equity and cash flows of Guarantor and PLMI for such fiscal year, setting forth in each case, in comparative form the consolidated figures for the previous year, all in reasonable detail and (i) in the case of such consolidated financial statements, accompanied by a report thereon of an independent public accountant of recognized national standing selected by Guarantor and PLMI and satisfactory to Agent, which report shall contain an opinion which is not qualified in any manner or which otherwise is satisfactory to Requisite Lenders, in their sole discretion, and (ii) in the case of such consolidating financial statements, certified by the Chief Financial Officer or Corporate Controller of Guarantor and PLMI;

                  . As soon as practicable, and in any event not later than fifteen (15) days after the end of each calendar month in which a Loan has been, or is outstanding, a Borrowing Base Certificate dated as of the last day of such month, duly executed by a Chief Financial Officer or Corporate Controller of Borrower, with appropriate insertions;

                  . As soon as practicable, and in any event not later than sixty (60) days after the end of each fiscal quarter of Borrower, a Compliance Certificate dated as of the last day of such fiscal quarter, duly executed by the Chief Financial Officer or Corporate Controller of Borrower, with appropriate insertions;

                  . At Agent's request, promptly upon receipt thereof, copies of all reports submitted to Borrower, Guarantor or PLMI by independent public accountants in connection with each annual, interim or special audit of the financial statements of Borrower, Guarantor or PLMI made by such accountants;

                  . (i) On the date six (6) months after the Closing Date and thereafter upon Agent's reasonable request, which request shall not be made more than once during any calendar year (unless an Event of Default shall have occurred and be continuing, in which event such limitation shall not apply), a report from Borrower's insurance broker, in such detail as Agent may reasonably request, as to the insurance maintained or caused to be maintained by Borrower pursuant to this Agreement, demonstrating compliance with the requirements hereof and thereof, and (ii) as soon as possible and in no event later than fifteen (15) days prior to the expiration date of any insurance policy of Borrower, a written confirmation that such policy is in process of renewal and is not terminated or subject to a notice of non-renewal from such Borrower's insurance broker; provided, however, that Borrower shall give Agent prompt written notice if changes affecting risk coverage will be made to such policy or if the policy will be canceled;

                  . Promptly  upon any officer of Borrower  obtaining  knowledge
(i) of any condition or event which constitutes an Event of Default or Potential Event of Default under this Agreement, (ii) that any Person has given any notice to Borrower, Guarantor or PLMI or taken any other action with respect to a claimed default or event or condition of the type referred to in Section 8.1.2,
(iii) of the institution of any litigation or of the receipt of written notice from any Governmental Authority as to the commencement of any formal investigation involving an alleged or asserted liability of Borrower of any amount and of Guarantor or PLMI equal to or greater than $500,000 or any adverse judgment in any litigation involving a potential liability of Borrower of any amount and of Guarantor or PLMI equal to or greater than $500,000, or (iv) of a material adverse change in the business, operations, properties, assets or condition (financial or otherwise) of Borrower, Guarantor or PLMI, a certificate of a Responsible Officer of Borrower, specifying the notice given or action taken by such Person and the nature of such claimed default, Event of Default, Potential Event of Default, event or condition and what action Borrower, Guarantor or PLMI has taken, is taking and proposes to take with respect thereto;

                  . Promptly upon becoming aware of the occurrence of any (i) Termination Event in connection with any Pension Plan or (ii) "prohibited transaction" (as such term is defined in ERISA and the Code) in connection with any Employee Benefit Plan or any trust created thereunder, a written notice specifying the nature thereof, what action Borrower or any of its ERISA Affiliates has taken, is taking or proposes to take with respect thereto, and, when known, any action taken or threatened by the IRS or the PBGC with respect thereto;

                  . With reasonable promptness, copies of (i) all notices received by Borrower or any of its ERISA Affiliates of the PBGC's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (ii) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by Borrower or any of its ERISA Affiliates with the IRS with respect to each Pension Plan covering employees of Borrower, and (iii) all notices received by Borrower or any of its ERISA Affiliates from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA;

                  . Promptly upon receipt by Borrower any challenge by the IRS to the qualification under Section 401 or 501 of the Code of any Pension Plan;

                  . As soon as available and in no event later than five (5) days after the same shall have been filed with the SEC, a copy of each Form 8-K Current Report, Form 10-K Annual Report, Form 10-Q Quarterly Report, Annual Report to Shareholders, Proxy Statement and Registration Statement of PLMI;

                  . Upon the request of Agent, copies of all federal, state, local and foreign tax returns and reports in respect of income, franchise or other taxes on or measured by income (excluding sales, use or like taxes) filed by or on behalf of Borrower, Guarantor and PLMI; and

                  . Such other information respecting the condition or operations, financial or otherwise, of Borrower and PLMI and its Subsidiaries as Agent or any Lender may from time to time reasonably request, and such information regarding the lessees under Leases as Borrower from time to time receives or Agent or any Lender reasonably requests.

         All financial statements of Borrower, Guarantor and PLMI to be delivered by Borrower, Guarantor and PLMI to Agent pursuant to this Section 5.1 will be complete and correct and present fairly the financial condition of Borrower, Guarantor and PLMI as of the date thereof; will disclose all liabilities of Borrower, Guarantor and PLMI that are required to be reflected or reserved against under GAAP, whether liquidated or unliquidated, fixed or contingent; and will have been prepared in accordance with GAAP. All tax returns submitted to Agent by Borrower, Guarantor and PLMI will, to the best of Borrower's, Guarantor's and PLMI's knowledge, after due inquiry, be true and correct. Borrower, Guarantor and PLMI hereby agree that each time either submits a financial statement or tax return to Agent, Borrower, Guarantor and PLMI shall be deemed to represent and warrant to Lenders that such financial statement or tax return complies with all of the preceding requirements set forth in this paragraph.

         . Borrower  shall  preserve and maintain its  existence  and all of its licenses, permits, governmental approvals, rights, privileges and franchises necessary or desirable in the normal conduct of its business as now conducted or presently proposed to be conducted (including, without limitation, its qualification to do business in each jurisdiction in which such qualification is necessary or desirable in view of its business); to conduct its business in an orderly and regular manner; and comply with (a) the provisions of its articles of incorporation and bylaws and (b) the requirements of all applicable laws, rules, regulations or orders of any Governmental Authority and requirements for the maintenance of Borrower's insurance, licenses, permits, governmental approvals, rights, privileges and franchises, except, in either case, to the extent that the failure to comply therewith would not, in the aggregate, with reasonable likelihood, have a Material Adverse Effect.

         . Borrower shall maintain and keep in force insurance of the types and in amounts then customarily carried in lines of business similar to that of Borrower including, but not limited to, property insurance coverage for Borrower under the existing blanket policies of insurance for PLMI and its Subsidiaries, and all such policies of property insurance shall carry endorsements naming Agent as principal loss payee as to any property owned by Borrower; and public liability insurance, which shall carry endorsements naming Agent and each Lender as an additional insured, and in each case indicating that (i) any loss thereunder shall be payable to Agent or Lenders, as the case may be, notwithstanding any action, inaction or breach of representation or warranty by Borrower; (ii) there shall be no recourse against any Lender for payment of premiums or other amounts with respect thereto, and (iii) at least fifteen (15) days' prior written notice of cancellation, lapse or material change in coverage shall be given to Agent by the insurer. In addition, Borrower shall require each lessee under each Eligible Lease that is not an Investment Grade Lease to maintain and keep in force property insurance covering the Equipment subject to such Eligible Lease.

         . Promptly pay and discharge all material Charges when due and payable, except (a) such as may be paid thereafter without penalty or (b) such as may be contested in good faith by appropriate proceedings and for which an adequate reserve has been established and is maintained in accordance with GAAP. Borrower shall promptly notify Agent of any material challenge, contest or proceeding pending by or against Borrower or against PLMI or any of its other Subsidiaries before any taxing authority.

         . At any reasonable time and from time to time during normal business hours, permit Agent or any Lender or any agent, representative or employee thereof, to examine and make copies of and abstracts from the financial records and books of account of Borrower and other documents in the possession or under the control of Borrower relating to any obligation of Borrower arising under or contemplated by this Agreement, and to visit the offices of Borrower to discuss the affairs, finances and accounts of Borrower with any of the officers of Borrower, and, upon reasonable notice and during normal business hours (unless an Event of Default or Potential Event of Default shall have occurred and be continuing, in which event no notice is required) to conduct audits of and appraise the Equipment. Such audits and appraisals shall be subject to the lessee's right to quiet enjoyment as set forth in the respective Lease.

         . 6 Maintenance of Facilities; Modifications; Performance of Leases

                  . Borrower shall keep its Properties which are useful or necessary to Borrower in good repair and condition, normal wear and tear excepted, and from time to time make necessary repairs thereto, and renewals and replacements thereof so that Borrower's Properties shall be fully and efficiently preserved and maintained.

                  . Borrower shall timely perform in all material respects each of its covenants and obligations under the Eligible Leases to which it is a party.

         . From time to time as may be necessary (in the event that such information is not otherwise delivered by Borrower to Agent or Lenders pursuant to this Agreement), so long as there are Obligations outstanding hereunder, disclose to Agent in writing any material matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described by Borrower in this Agreement or any of the other Loan Documents (including all Schedules and Exhibits hereto or thereto) or which is necessary to correct any information set forth or described by Borrower hereunder or thereunder or in connection herewith which has been rendered inaccurate thereby.

         . In addition to the obligations and documents which this Agreement expressly requires Borrower to execute, deliver and perform, Borrower shall execute, deliver and perform any and all further acts or documents which Agent or Lenders may reasonably require to effectuate the purposes of this Agreement or any of the other Loan Documents.

         . Borrower shall unless otherwise directed in writing by Agent, cause all remittances made by the obligor under any Lease to be made to a lock box (the "Lockbox") maintained with FUNB pursuant to the Lockbox Agreement. Unless otherwise directed by Agent in writing, all invoices and other instructions submitted by Borrower to the obligor relating to Lease payments shall designate the Lockbox as the place to which such payments shall be made.

         . Borrower shall conduct its operations and keep and maintain its Property in material compliance with all Environmental Laws.

 .        6.        BORROWER'S NEGATIVE COVENANTS

         So long as any of the Commitments shall be available and until full, complete and indefeasible payment and performance of the Obligations, unless Requisite Lenders shall otherwise consent in writing, Borrower covenants and agrees as follows:

         . Borrower shall not create, incur, assume or suffer to exist any Lien of any nature upon or with respect to any of their respective Property, whether now or hereafter owned, leased or acquired, except (collectively, the "Permitted Liens"):

                           .1 Liens  granted  in favor  of  Agent on  behalf  of
Lenders under the Security Agreement and the other Security Documents;

                           .2 Liens for Charges if payment shall not at the time
be required to be made in accordance with Section 5.4;

                           .3  Liens  in  respect  of  pledges,  obligations  or
deposits (i) under workers' compensation laws, unemployment insurance and other types of social security or similar legislation, (ii) in connection with surety, appeal and similar bonds incidental to the conduct of litigation, (iii) in connection with bid, performance or similar bonds and mechanics', laborers' and materialmen's and similar statutory Liens not then delinquent, or (iv)
incidental to the conduct of the business of Borrower and which were not incurred in connection with the borrowing of money or the obtaining of advances or credit; provided that the Liens permitted by this Section 6.1.3 do not in the aggregate materially detract from the value of any assets or property of or materially impair the use thereof in the operation of the business of Borrower; and provided further that the adverse determination of any claim or liability, contingent or otherwise, secured by any of such Liens would not either individually or in the aggregate, with reasonable likelihood, have a Material Adverse Effect; and

                           .4        Permitted Rights of Others.

         . Borrower shall not create, incur, assume or suffer to exist, any Indebtedness or Contingent Obligation; provided, however, that this Section 6.2 shall not be deemed to prohibit the Obligations to Lenders and Agent arising under this Agreement and the other Loan Documents.

         . Borrower shall not sell, assign or otherwise dispose of any of its assets, except for full, fair and reasonable consideration, or enter into any sale and leaseback agreement covering any of its fixed or capital assets.

         . Borrower shall not make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock, or purchase, redeem or otherwise acquire for value any shares of its capital stock or any warrants, rights or options to acquire such shares, now or hereafter outstanding, if such payment would cause an Event of Default or a prospective Event of Default to occur.

         . Borrower shall not enter into any transaction of Acquisition, merger, consolidation or recapitalization, directly or indirectly, whether by operation of law or otherwise, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, Property or assets, whether now owned or hereafter acquired, or acquire by purchase or otherwise all or substantially all the business, Property or assets of, or stock or other evidence of beneficial ownership of, any Person, except for the acquisition or resale of Leases and Equipment in the ordinary course of business and as contemplated by this Agreement.

         . Borrower shall not directly or indirectly, enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any of its Affiliates on terms that are less favorable to Borrower than those that might be obtained at the time from Persons who are not such Affiliates.

         .  Borrower shall not make any loans to any of its Affiliates.

         . Borrower shall not make or suffer to exist any Investments, except for:

                                    (a)      Investments in Cash Equivalents;

                                    (b) subject to Section 6.10,  Investments in
new Subsidiaries for the purpose of capitalizing Lease Sale Programs; and

                                    (c)  extensions  of credit in the  nature of
accounts receivable or notes receivable arising form the sale or lease of goods or services in the ordinary course of Borrower's business.

         . Borrower shall not engage in any business other than the originating and purchase of leases of equipment and the operation, remarketing and resale of such leases and equipment.

         . Except for such existing Subsidiaries listed in Schedule 6.10, and such future Subsidiaries as Borrower may create after providing the Agent with prior written notice of its intention to do so and so long as any Indebtedness or other obligations or liabilities of any Subsidiary shall be non-recourse to Borrower, Borrower shall not create any Subsidiaries.

         . Borrower shall not take or omit to take any action, which act or omission would, with the lapse of time, or otherwise constitute (a) a default, event of default or Event of Default under any of the Loan Documents or (b) a default or an event of default under any other material agreement, contract, lease, license, mortgage, deed of trust or instrument to which it is a party or by which it or any of its Properties or assets is bound, which default or event of default would, with reasonable likelihood, have a Material Adverse Effect.

         .        12        ERISA

                           .1  Borrower   shall  not  incur  any  obligation  to
contribute to a Pension Plan required by a collective bargaining agreement or as a consequence of the acquisition of an ERISA Affiliate, unless (i) Borrower shall notify Agent in writing that it intends to incur such obligation and (ii) after Agent's receipt of such notice, Requisite Lenders consent to the establishment or maintenance of, or Borrower's incurring an obligation to contribute to, the Pension Plan, which consent may not unreasonably be withheld but may be subject to such reasonable conditions as Requisite Lenders may require.

                           .2 If  Borrower  or any ERISA  Affiliate  of Borrower
incurs any obligation to contribute to any Pension Plan, then Borrower shall not
(i) terminate, or permit such ERISA Affiliate to terminate, any Pension Plan so as to result in any liability that would, with reasonable likelihood, have a Material Adverse Effect or (ii) make or permit such ERISA Affiliate to make a complete or partial withdrawal (within the meaning of Section 4201 of ERISA) from any Multiemployer Plan so as to result in any liability that would, with reasonable likelihood, have a Material Adverse Effect.

         . Borrower shall not use or authorize others to use any Lender's name or marks in any publication or medium, including, without limitation, any prospectus, without such Lender's advance written authorization.

         . Borrower shall not change its fiscal year end from December 31, nor make any change in its accounting treatment and reporting practices except as permitted by GAAP.

 .        7.        FINANCIAL COVENANT OF BORROWER

         Borrower covenants and agrees that, so long as the Commitment hereunder shall be available, and until full, complete and indefeasible payment and performance of the Obligations, including, without limitation, all Loans evidenced by the Note, unless Requisite Lenders shall otherwise consent in writing, Borrower shall perform the following financial covenant. Borrower agrees and understands that (except as expressly provided herein) the covenant under this Section 7 shall be subject to quarterly compliance or compliance as of the date of any request for a Loan pursuant to Section 3.2.1 (as measured on the last day of each fiscal quarter of Borrower or as of the date of any request for a Loan pursuant to Section 3.2.1), and in each case review by Lenders of the respective fiscal quarter's consolidated financial statements delivered to Agent by Borrower pursuant to Section 5.1.

         . Borrower shall maintain a Consolidated Tangible Net Worth of not less than $6,000,000.

 .        8.        EVENTS OF DEFAULT AND REMEDIES

         . The occurrence of any one or more of the following shall constitute an Event of Default:

                  . Borrower or Guarantor fails to pay any sum due to Lenders or Agent arising under this Agreement, the Note or any of the other Loan Documents when and as the same shall become due and payable, whether by acceleration or otherwise and such failure shall not have been cured to Lenders' satisfaction within five (5) calendar days; or

                  . (a) Borrower  defaults in the  repayment of any principal of or the payment of any interest on any Indebtedness of Borrower, or breaches any term of any evidence of such Indebtedness or defaults in any payment in respect of any Contingent Obligation, (b) Guarantor defaults in the repayment of any principal of or the payment of any interest on any Indebtedness of Guarantor, or breaches any term of any evidence of such Indebtedness or defaults in any payment in respect of any Contingent Obligations (excluding, as to Guarantor, any Contingent Obligations of Guarantor arising solely as a result of Guarantor's status as a general partner of any Person), in each case exceeding, in the aggregate outstanding principal amount, $2,000,000, (c) Borrower or Guarantor breaches or violates any term or provision of any evidence of such Indebtedness or Contingent Obligation or of any such loan agreement, mortgage, indenture, guaranty or other agreement relating thereto if the effect of such breach is to permit acceleration under the applicable instrument, loan agreement, mortgage, indenture, guaranty or other agreement and such failure shall not have been cured within the applicable cure period, or there is an acceleration under the applicable instrument, loan agreement, mortgage, indenture, guaranty or other agreement, or (d) PLMI defaults in the repayment of any principal of or the payment of any interest on any Indebtedness or defaults in any payment in respect of any Contingent Obligation, in each case exceeding, in the aggregate outstanding principal amount, $2,000,000, or PLMI breaches or violates any term or provision of any evidence of such Indebtedness or Contingent Obligation or of any such loan agreement, mortgage, indenture, guaranty or other agreement relating thereto with the result that such Indebtedness or Contingent Obligation becomes or is caused to become then due and payable in its entirety, whether by acceleration of otherwise; or

                  . Borrower fails or neglects to perform, keep or observe any of the covenants contained in Sections 2.1.3, 5.2, 5.3, 5.9, 6.2, 6.3, 6.4, 6.5,
6.6, 6.7, 6.8, 6.9, 6.10 and 7.1 of this Agreement; or

                  . Any representation or warranty made by or on behalf of Borrower or Guarantor in this Agreement or any statement or certificate at any time given in writing pursuant hereto or in connection herewith shall be false, misleading or incomplete in any material respect when made; or

                  . Except as provided in Sections 8.1.1 and 8.1.3, Borrower or Guarantor fails or neglects to perform, keep or observe any covenant or provision of this Agreement or of any of the other Loan Documents or any other document or agreement executed by Borrower or Guarantor in connection therewith and the same has not been cured to Requisite Lenders' satisfaction within thirty
(30) calendar days after Borrower or Guarantor shall become aware thereof, whether by written notice from Agent or any Lender or otherwise; or

                  . Borrower, Guarantor, PLMI or any other guarantor of any of Borrower's or Guarantor's obligations to Lenders shall (i) cease to be Solvent,
(ii) admit in writing its inability to pay its debts as they mature, (iii) make an assignment for the benefit of creditors, or (iv) apply for or consent to the appointment of a receiver, liquidator, custodian or trustee for it or for a substantial part of its Properties or business, or such a receiver, liquidator, custodian or trustee otherwise shall be appointed and shall not be discharged within sixty (60) days after such appointment; or

                  . Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against Borrower, Guarantor, PLMI or any other guarantor of any of Borrower's or Guarantor's obligations to Lenders or any order, judgment or decree shall be entered against Borrower, Guarantor, PLMI or any other guarantor of any of Borrower's or Guarantor's obligations to Lenders decreeing its dissolution or division; provided, however, with respect to an involuntary petition in bankruptcy, such petition shall not have been dismissed within sixty (60) days after the filing of such petition; or

                  . There shall have been a change in the assets, liabilities, financial condition, operations, affairs or prospects of Borrower, Guarantor, PLMI or any other guarantor of any of Borrower's or Guarantor's obligations to Lenders which, in the reasonable determination of Requisite Lenders has, either individually or in the aggregate, had a Material Adverse Effect; or

                  . There shall be a money judgment, writ or warrant of attachment or similar process entered or filed against Borrower or Guarantor which (net of insurance coverage) remains unvacated, unbonded, unstayed or unpaid or undischarged for more than sixty (60) days (whether or not consecutive) or in any event later than five (5) calendar days prior to the date of any proposed sale thereunder, which, together with all such other unvacated, unbonded, unstayed, unpaid and undischarged judgments or attachments against Borrower in any amount; against Guarantor exceeds in the aggregate $500,000; or against any combination of the foregoing Persons exceeds in the aggregate $1,000,000; or

                  . Any of the Loan Documents shall for any reason other than the full, complete and indefeasible satisfaction of the Obligations thereunder cease to be, or be asserted by Borrower or Guarantor, not to be, a legal, valid and binding obligation of Borrower or Guarantor, respectively, enforceable against such Person in accordance with its terms; or

                  . Without limiting the generality of, and in addition to the events described in this Section 8.1, the occurrence of any "Event of Default" as defined under the Growth Fund Agreement or any other loan or security document related to the Growth Fund Agreement; or

                  . Without limiting the generality of, and in addition to the events described in this Section 8.1, the occurrence of any "Event of Default" as defined in the TEC AcquiSub Agreement or any other loan or security document related to the TEC AcquiSub Agreement; or

                  . A criminal proceeding shall have been filed in any court naming Borrower as a defendant for which forfeiture is a potential penalty under applicable federal or state law which, in the reasonable determination of Requisite Lenders, may have a Material Adverse Effect; or

                  . Any Governmental Authority enters a decree, order or ruling ("Government Action") which will materially and adversely affect Borrower's, Guarantor's or PLMI's financial condition, operations or ability to perform or pay such party's obligations arising under this Agreement or any instrument or agreement executed pursuant to the terms of this Agreement. Borrower or Guarantor shall have thirty (30) days from the earlier of the date (a) Borrower or Guarantor, as applicable, first discovers it is the subject of Government Action or (b) a Lender or any agency gives notice of Government Action to take such steps as are necessary to obtain relief from the Government Action. For the purpose of this paragraph, "relief from Government Action" means to discharge or to obtain a dismissal of or release or relief from (i) any Government Action so that the affected party or parties do not incur (v) any monetary liability in the case of Borrower, (x) monetary liability of more than $500,000 in the case of Guarantor, (y) monetary liability of more than $250,000 in the case of TEC AcquiSub, (y) monetary liability of more than $1,000,000 in the case of PLMI, or
(z) monetary liability of more than $1,000,000, in the aggregate, in the case of any combination of the foregoing Persons, or (ii) any disqualification of or other limitation on the operation of Borrower, Guarantor and PLMI, or any of them, which in the reasonable determination of the Requisite Lenders may have a Material Adverse Effect; or

                  . Any Governmental Authority, including, without limitation, the SEC, shall enter a decree, order or ruling prohibiting the Equipment Growth Funds from releasing or paying to Guarantor any funds in the form of management fees, profits or otherwise which, in the reasonable determination of Requisite Lenders, may have a Material Adverse Effect.

         . An Event of Default may be waived only with the written consent of Requisite Lenders, or if expressly provided, of all Lenders. Any Event of Default so waived shall be deemed to have been cured and not to be continuing; but no such waiver shall be deemed a continuing waiver or shall extend to or affect any subsequent like default or impair any rights arising therefrom.

         . Upon the occurrence and continuance of any Event of Default or Potential Event of Default, Lenders shall have no further obligation to advance money or extend credit to or for the benefit of Borrower.

         In addition, upon the occurrence and during the continuance of an Event of Default, Lenders or Agent, on behalf of Lenders, may, at the option of Requisite Lenders, do any one or more of the following, all of which are hereby authorized by Borrower:

                           .1 Declare all or any of the  Obligations of Borrower
under this Agreement, the Note, the other Loan Documents and any other instrument executed by Borrower pursuant to the Loan Documents to be immediately due and payable, and upon such declaration such obligations so declared due and payable shall immediately become due and payable; provided that if such Event of Default is under Section 8.1.6 or 8.1.7, then all of the Obligations shall become immediately due and payable forthwith without the requirement of any notice or other action by Lenders or Agent;

                           .2  Terminate   this   Agreement  as  to  any  future
liability or obligation of Agent or Lenders; and

                           .3  Exercise  in  addition  to all other  rights  and
remedies granted hereunder, any and all rights and remedies granted under the Loan Documents or otherwise available at law or in equity.

         .        4         Set-Off

                           .1 During the continuance of an Event of Default, any
deposits or other sums credited by or due from any Lender to Borrower or Guarantor (exclusive of deposits in accounts expressly held in the name of third parties or held in trust for benefit of third parties) may be set-off against the Obligations and any and all other liabilities, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of Borrower or Guarantor to Lenders. Each Lender agrees to notify promptly Borrower or Guarantor and Agent of any such set-off; provided, that the failure to give such notice shall not affect the validity of any such set-off.

                           .2 Each Lender  agrees  that if it shall,  whether by
right of set-off, banker's lien or similar remedy pursuant to Section 8.4.1, obtain any payment as a result of which the outstanding and unpaid principal portion of the Commitments of such Lender shall be less than such Lender's Pro Rata Share of the outstanding and unpaid principal portion of the aggregate of all Commitments, such Lender receiving such payment shall simultaneously purchase from each other Lender a participation in the Commitments held by such Lenders so that the outstanding and unpaid principal amount of the Commitments and participations in Commitments of such Lender shall be in the same proportion to the unpaid principal amount of the aggregate of all Commitments then outstanding as the unpaid principal amount under the Commitments of such Lender outstanding immediately prior to receipt of such payment was to the unpaid principal amount of the aggregate of all Commitments outstanding immediately prior to such Lender's receipt of such payment; provided, however, that if any such purchase shall be made pursuant to this Section 8.4.2 and the payment giving rise thereto shall thereafter be recovered, such purchase shall be rescinded to the extent of such recovery and the purchase price restored without interest. Borrower expressly consents to the foregoing arrangements and agrees that any Lender holding a participation in a Commitment deemed to have been so purchased may exercise any and all rights of set-off, banker's lien or similar remedy with respect to any and all moneys owing by Borrower to such Lender as fully as if such Lender held a Commitment in the amount of such participation.

         . The enumeration of the rights and remedies of Agent and Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by Agent and Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the Loan Documents or that may now or hereafter exist in law or in equity or by suit or otherwise. No delay or failure to take action on the part of Agent and Lenders in exercising any right, power or privilege shall operate as a waiver hereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default or Potential Event of Default. No course of dealing between Borrower, Agent or any Lender or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the Loan Documents or to constitute a waiver of any Event of Default or Potential Event of Default.

 .        9.        AGENT

         . Each of the Lenders hereby irrevocably designates and appoints First Union National Bank of North Carolina as the Agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes First Union National Bank of North Carolina as the Agent for such Lender to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and such other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or such other Loan Documents, the Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the other Loan Documents or otherwise exist against Agent. To the extent any provision of this Agreement permits action by Agent, Agent shall, subject to the provisions of this Section 9, take such action if directed in writing to do so by the Requisite Lenders.

         . Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         . Neither Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or the other Loan Documents (except for its or such Person's own gross negligence or willful misconduct), or (b) responsible in any manner to any Lender for any recitals, statements, representations or warranties made by Borrower or any officer thereof contained in this Agreement or the other Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or the other Loan Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the other Loan Documents or for any failure of Borrower to perform its obligations hereunder or thereunder. Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the Properties, books or records of Borrower.

         . Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to Borrower), independent accountants and other experts selected by Agent. Agent may deem and treat the payee of any promissory note issued pursuant to this Agreement as the owner thereof for all purposes unless such promissory note shall have been transferred in accordance with Section
11.10 hereof. Agent shall be fully justified in failing or refusing to take any action under this Agreement and the other Loan Documents unless it shall first receive such advice or concurrence of the Requisite Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action except for its own gross negligence or willful misconduct. Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Requisite Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all Lenders.

         . Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default or Potential Event of Default hereunder unless Agent has received notice from a Lender or Borrower referring to this Agreement, describing such Event of Default or Potential Event of Default and stating that such notice is a "notice of default". In the event that Agent receives such a notice, Agent shall promptly give notice thereof to Lenders. The Agent shall take such action with respect to such Event of Default or Potential Event of Default as shall be reasonably directed by the Requisite Lenders; provided that unless and until Agent shall have received such directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default or Potential Event of Default as it shall deem advisable in the best interests of Lenders.

         . Each Lender expressly acknowledges that neither Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by Agent hereinafter taken, including any review of the affairs of Borrower, shall be deemed to constitute any representation or warranty by Agent to any Lender. Each Lender represents to Agent that it has, independently and without reliance upon Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of Borrower and Guarantor and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of Borrower and Guarantor. Except for notices, reports and other documents expressly required to be furnished to the Lenders by Agent hereunder or by the other Loan Documents, Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of Borrower and Guarantor which may come into the possession of Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

         . Each Lender agrees to indemnify Agent in its capacity as such (to the extent not reimbursed by Borrower and without limiting the obligation of Borrower to do so), ratably according to the respective amounts of their Pro Rata Share of the Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against Agent in any way relating to or arising out of this Agreement or the other Loan Documents, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from Agent's bad faith, gross negligence or willful misconduct. The agreements in this Section 9.7 shall survive the repayment of the Loans and all other amounts payable hereunder.

         . Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with Borrower or Guarantor as though Agent were not Agent hereunder. With respect to Advances made or renewed by it, Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not Agent, and the terms "Lender" and "Lenders" shall include Agent in its individual capacity.

         . Agent may resign at any time by giving thirty (30) days' prior written notice thereof to Lenders and Borrower; provided, however, that the retiring Agent shall continue to serve until a successor Agent shall have been selected and approved pursuant to this Section 9.9. Upon any such notice, Agent shall have the right to appoint a successor Agent; provided, however, that if such successor shall not be a signatory to this Agreement, such appointment shall be subject to the consent of Requisite Lenders. Agent may be replaced by the Requisite Lenders, with or without cause; provided, however, that any successor agent shall be subject to Borrower's consent, which consent shall not be unreasonably withheld. Upon the acceptance of any appointment as an Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

 .        10.       EXPENSES AND INDEMNITIES

         . Borrower agrees to pay promptly on demand, and, in any event, within thirty (30) days of the invoice date therefor, (a) all costs, expenses, charges and other disbursements (including, without limitation, all reasonable attorneys' fees and allocated expenses of outside counsel and in-house legal staff) incurred by or on behalf of Agent or any Lender in connection with the preparation of the Loan Documents and all amendments and modifications thereof, extensions thereto or substitutions therefor, and all costs, expenses, charges or other disbursements incurred by or on behalf of Agent or any Lender (including, without limitation all reasonable attorney's fees and allocated expenses of outside counsel and in-house legal staff) in connection with the furnishing of opinions of counsel (including, without limitation, any opinions requested by Lenders as to any legal matters arising hereunder) and of Borrower's performance of and compliance with all agreements and conditions contained herein or in any of the other Loan Documents on its part to be performed or complied with; (b) all other costs, expenses, charges and other disbursements incurred by or on behalf of Agent or any Lender in connection with the negotiation, preparation, execution, administration, continuation and enforcement of the Loan Documents, and the making of the Loans hereunder; (c) all costs, expenses, charges and other disbursements (including, without limitation, all reasonable attorney's fees and allocated expenses of outside counsel and in-house legal staff) incurred by or on behalf of Agent or FUNB in connection with the assignment or attempted assignment to any other Person of all or any portion of any Lender's interest under this Agreement pursuant to
Section 11.10; and (d) regardless of the existence of an Event of Default or Potential Event of Default, all legal, appraisal, audit, accounting, consulting or other fees, costs, expenses, charges or other disbursements incurred by or on behalf of Agent or any Lender in connection with any litigation, contest, dispute, suit, proceeding or action (whether instituted by Lenders, Agent,
Borrower or any other Person) seeking to enforce any Obligations of, or collecting any payments due from, Borrower under this Agreement and the Note, all of which amounts shall be deemed to be part of the Obligations. Notwithstanding anything to the contrary contained in this Section 10.1, so long as no Event of Default or Potential Event of Default shall have occurred and be continuing, all appraisals of the Eligible Leases shall be at the expense of Lenders. If an Event of Default or Potential Event of Default shall have occurred and be continuing, such appraisals shall be at the expense of Borrower.

         . Whether or not the transactions contemplated hereby shall be consummated:

                  . Borrower shall pay, indemnify, and hold each Lender, Agent and each of their respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including reasonable attorney's fees and the allocated cost of in-house counsel) of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and any other Loan Documents, or the transactions contemplated hereby and thereby, and with respect to any investigation, litigation or proceeding (including any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, dissolution or relief of debtors or any appellate proceeding) related to this Agreement or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that Borrower shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of such Indemnified Person.

                  .        .2        Environmental Indemnity

                                    (a)  Borrower  hereby  agrees to  indemnify,
defend and hold harmless each Indemnified Person, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including reasonable attorneys' fees and the allocated cost of in-house counsel and internal environmental audit or review services), which may be incurred by or asserted against such Indemnified Person in connection with or arising out of any pending or threatened investigation, litigation or proceeding, or any action taken by any Person, with respect to any Environmental Claim arising out of or related to any Property owned, leased or operated by Borrower. No action taken by legal counsel chosen by Agent or any Lender in defending against any such investigation, litigation or proceeding or requested remedial, removal or response action (except for actions which constitute fraud, willful misconduct, gross negligence or material violations of law) shall vitiate or in any way impair Borrower's obligation and duty hereunder to indemnify and hold harmless Agent and each Lender. Agent and Lenders agree to use reasonable efforts to cooperate with Borrower respecting the defense of any matter indemnified hereunder, except insofar as and to the extent that their respective interests may be adverse to Borrower's, in Agent's and each Lenders' sole discretion.

                                    (b)  In  no  event  shall  any  site  visit,
observation, or testing by Agent or any Lender be deemed a representation or warranty that Hazardous Materials are or are not present in, on, or under the site, or that there has been or shall be compliance with any Environmental Law. Neither Borrower nor any other Person is entitled to rely on any site visit, observation, or testing by Agent or any Lender. Except as otherwise provided by law, neither Agent nor any Lender owes any duty of care to protect Borrower or any other Person against, or to inform Borrower or any other party of, any Hazardous Materials or any other adverse condition affecting any site or Property. Neither Agent nor any Lender shall be obligated to disclose to Borrower or any other Person any report or findings made as a result of, or in connection with, any site visit, observation, or testing by Agent or any Lender.

                  . The obligations in this Section 10.2 shall survive payment of all other Obligations. At the election of any Indemnified Person, Borrower shall defend such Indemnified Person using legal counsel satisfactory to such Indemnified Person in such Person's sole discretion, at the sole cost and expense of Borrower. All amounts owing under this Section 10.2 shall be paid within thirty (30) days after written demand.

 .        11.       MISCELLANEOUS

         . All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of the Loan Documents and the making of the Loans hereunder.

         . No failure or delay on the part of Agent or any Lender in the exercise of any power, right or privilege under this Agreement, the Note or any of the other Loan Documents shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

         . Except as otherwise provided in this Agreement, any notice or other communication herein required or permitted to be given shall be in writing and may be delivered in person, with receipt acknowledged, or sent by telex, facsimile, telecopy, computer transmission or by United States mail, registered or certified, return receipt requested, or by Federal Express or other nationally recognized overnight courier service, postage prepaid and confirmation of receipt requested, and addressed as set forth on the signature pages to this Agreement or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which the same shall have been personally delivered, with receipt acknowledged, or sent by telex, facsimile, telecopy or computer transmission (with appropriate answerback), three (3) Business Days after the same shall have been deposited in the United States mail or on the next succeeding Business Day if the same has been sent by Federal Express or other nationally recognized overnight courier service. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

         . Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

         . Whenever possible, each provision of this Agreement, the Note and each of the other Loan Documents shall be interpreted in such a manner as to be valid, legal and enforceable under the applicable law of any jurisdiction. Without limiting the generality of the foregoing sentence, in case any provision of this Agreement, the Note or any of the other Loan Documents shall be invalid, illegal or unenforceable under the applicable law of any jurisdiction, the validity, legality and enforceability of the remaining provisions, or of such provision in any other jurisdiction, shall not in any way be affected or impaired thereby.

         . 6 Entire Agreement; Construction; Amendments and Waivers

                           .1 This  Agreement,  the Note  and each of the  other
Loan Documents dated as of the date hereof, taken together, constitute and contain the entire agreement among Borrower, Lenders and Agent and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof.

                           .2  This  Agreement  is the  result  of  negotiations
between and has been reviewed by each of Borrower, the Lenders executing this Agreement as of the Closing Date and Agent and their respective counsel; accordingly, this Agreement shall be deemed to be the product of the parties hereto, and no ambiguity shall be construed in favor of or against Borrower, Lenders or Agent. Borrower, Lenders and Agent agree that they intend the literal words of this Agreement and the other Loan Documents and that no parol evidence shall be necessary or appropriate to establish Borrower's, any Lender's or Agent's actual intentions.

                           .3 No amendment, modification, discharge or waiver of
or consent to any departure by Borrower or Guarantor from, any provision in this Agreement or any of the other Loan Documents relating to (i) the definition of "Borrowing Base" or "Requisite Lenders," (ii) any increase of the amount of any Commitment, (iii) any reduction of principal, interest or fees payable hereunder, (iv) any postponement of any date fixed for any payment or prepayment of principal or interest hereunder or (v) this Section 11.6.3 shall be effective without the written consent of all Lenders. Any and all other amendments, modifications, discharges or waivers of, or consents to any departures from any provision of this Agreement or of any of the other Loan Documents shall not be effective without the written consent of the Requisite Lenders. Any waiver or consent with respect to any provision of the Loan Documents shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances. Any amendment, modification, waiver or consent effected in accordance with this
Section 11.6 shall be binding upon each Lender then party hereto and each subsequent Lender, and on Borrower.

         . All covenants, agreements, representations and warranties made herein by Borrower shall, notwithstanding any investigation by Lenders or Agent be deemed to be material to and to have been relied upon by Lenders.

         . Lenders shall be under no obligation to marshall any assets in favor of Borrower or any other person or against or in payment of any or all of the Obligations. To the extent that Borrower makes a payment or payments to Lenders or Agent, or Lenders or Agent, on behalf of Lenders, enforce their or its Liens or exercises their or its rights of set-off, and such payment or payments or the proceeds of such enforcement or set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under Title 11 of the United States Code or under any other similar federal or state law, common law or equitable cause, then to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred.

         . All sums payable by Borrower pursuant to this Agreement, the Note or any of the other Loan Documents shall be payable without notice or demand and shall be payable in United States Dollars without set-off or reduction of any manner whatsoever.

         .        10        Binding Effect, Assignment

                           .1  This  Agreement,  the  Note  and the  other  Loan
Documents shall be binding upon and shall inure to the benefit of the parties hereto and thereto and their respective successors and assigns, except that neither Borrower nor Guarantor may assign its rights hereunder or thereunder or any interest herein or therein without the prior written consent of each Lender. Each Lender shall (i) have the right in accordance with this Section 11.10 to sell and assign to any Eligible Assignee all or any portion of its interest (provided that any such partial assignment shall not be for a principal amount of less than Five Million Dollars ($5,000,000)) under this Agreement, the Note and the other Loan Documents (as separately described and defined in those agreements), subject to the prior written consent of Borrower, which consent shall not be unreasonably withheld, and (ii) to grant any participation or other interest herein or therein, except that each potential participant to which a Lender intends to grant any rights under Sections 2.9, 2.10, 5.1 or 10.2 shall be subject to the prior written consent of Borrower, which consent shall not be unreasonably withheld; provided, however, that no such sale, assignment or participation grant shall result in requiring registration under the Securities Act of 1933, as amended, or qualification under any state securities law.

                           .2  Subject  to  the   limitations  of  this  Section
11.10.2, each Lender may sell and assign, from time to time, all or any portion of its Pro Rata Share of the Commitments to any of its Affiliates or, with the approval of Borrower (which approval shall not be unreasonably withheld), to any other financial institution acceptable to Agent, subject to the assumption by such assignee of the share of the Commitments so assigned. The assignment to such Affiliate or other financial institution shall be evidenced by an instrument of Assignment and Assumption in the form of Exhibit J (the "Assignment and Acceptance") executed by the assignor Lender (hereinafter from time to time referred to as the "Assignor Lender") and such Affiliate or other financial institution (which, upon such assignment shall become a Lender hereunder (hereinafter from time to time referred to as the "Assignee Lender")). The Assignment and Assumption need not include any of the economic or financial terms upon which such Assignee Lender receives the assignment from the Assignor Lender, and such terms need not be disclosed to or approved by Borrower; provided only that such terms do not diminish the obligations undertaken by such Assignee Lender in the Assignment and Assumption or increase the obligations of Borrower under this Agreement. Upon execution of an Assignment and Assumption,
(i) the definition of "Commitments" in Section 1 hereof and the Pro Rata Shares set forth therein shall be deemed to be amended to reflect each Lender's share of the Commitments, giving effect to the assignment and (ii) the Assignee Lender shall, from the effective date of the Assignment and Assumption, be subject to all of the obligations, and entitled to all of the rights, of a Lender hereunder, except as may be expressly provided to the contrary in the Assignment and Assumption. To the extent the obligations hereunder of the Assignor Lender are assumed by the Assignee Lender, the Assignor Lender shall be relieved of such obligations. Upon the assignment of any interest by any Assignor Lender pursuant to this Section 11.10.2, such Assignor Lender agrees to supplement
Schedule 1.1 to show the date of such assignment, the Assignor Lender, the Assignee Lender, the Assignee Lender's address for notice purposes and the amount of the Commitments so assigned.

                           .3  Subject  to  the   limitations  of  this  Section
11.10.3, any Lender may also grant, from time to time, participation interests in the interests of such Lender under this Agreement, the Note and the other Loan Documents to any other financial institution without notice to, or approval of, Borrower. The grant of such a participation interest shall be on such terms as the granting Lender determines are appropriate, provided only that (i) the holder of such participation interest shall not have any of the rights of a Lender under this Agreement except, if the participation agreement expressly provides, rights under Sections 2.9, 2.10, 5.1 and 10.2, and (ii) the consent of the holder of such a participation interest shall not be required for amendments or waivers of provisions of the Loan Documents other than, if the participation agreement expressly provides, those which (A) increase the monetary amount of any Commitment, (B) decrease any fee or any other monetary amount payable to Lenders, or (C) extend the date upon which any monetary amount is payable to Lenders.

         . This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each such agreement shall become effective upon the execution of a counterpart hereof or thereof by each of the parties hereto or thereto, delivery of each such counterpart to Agent.

         . Borrower recognize that, in the event Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, the Note or any of the other Loan Agreements, any remedy at law may prove to be inadequate relief to Lenders or Agent; therefore, Borrower agrees that Lenders or Agent, if Lenders or Agents so request, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

         . BORROWER HEREBY AGREES THAT IT SHALL GIVE PROMPT WRITTEN NOTICE OF ANY CLAIM OR CAUSE OF ACTION IT BELIEVES IT HAS, OR MAY SEEK TO ASSERT OR ALLEGE AGAINST ANY LENDER OR AGENT, WHETHER SUCH CLAIM IS BASED IN LAW OR EQUITY,
ARISING UNDER OR RELATED TO THIS AGREEMENT, THE NOTE OR ANY OF THE OTHER LOAN DOCUMENTS OR TO THE LOANS CONTEMPLATED HEREBY OR THEREBY OR ANY ACT OR OMISSION TO ACT BY ANY LENDER OR AGENT WITH RESPECT HERETO OR THERETO, AND THAT IF IT SHALL FAIL TO GIVE SUCH PROMPT NOTICE TO AGENT WITH REGARD TO ANY SUCH CLAIM OR CAUSE OF ACTION, IT SHALL BE DEEMED TO HAVE WAIVED, AND SHALL BE FOREVER BARRED FROM BRINGING OR ASSERTING SUCH CLAIM OR CAUSE OF ACTION IN ANY SUIT, ACTION OR PROCEEDING IN ANY COURT OR BEFORE ANY GOVERNMENTAL AUTHORITY.

         . NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, BORROWER HEREBY AGREES THAT IT SHALL NOT SEEK FROM LENDERS OR AGENT, UNDER ANY THEORY OF LIABILITY, INCLUDING, WITHOUT LIMITATION, ANY THEORY IN TORTS, ANY PUNITIVE DAMAGES.

         . Except as otherwise expressly provided in any of the Loan Documents, in all respects, including all matters of construction, validity and performance, this Agreement and the Obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of North Carolina applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America.

         . Borrower hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in Mecklenburg County, North Carolina, in any action, claim or other proceeding arising out of any dispute in connection with this Agreement, the Note and the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations. Borrower hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by Agent or any Lender in connection with this Agreement or the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations, on behalf of itself or its Property, in the manner specified in Section 11.3. Nothing in this Section 11.16 shall affect the right of the Agent or any Lender to serve legal process in any other manner permitted by applicable law or affect the right of Agent or any Lender to bring any action or proceeding against Borrower or its properties in the courts of any other jurisdictions.

         . TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND GUARANTOR, BY EXECUTION HEREOF, AND THE AGENT AND EACH LENDER, BY ACCEPTANCE HEREOF,
KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS AGREEMENT, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE AGENT AND EACH LENDER TO ACCEPT THIS AGREEMENT AND THE NOTES EXECUTED AND DELIVERED BY BORROWER PURSUANT TO THIS AGREEMENT.

         WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

BORROWER                        AMERICAN FINANCE GROUP, INC.



                                By:
                                   J. Michael Allgood
                                   Chief Financial Officer


                                   Notice to be sent to:

                                   AMERICAN FINANCE GROUP, INC.
                                   One Market
                                   Steuart Street Tower, Suite 900
                                   San Francisco, CA 94105
                                   Attention:     J. Michael Allgood,
                                                  Chief Financial Officer
                                                  Telephone:     (415) 905-7228
                                                  Facsimile:     (415) 905-7256


AGENT                              FIRST UNION NATIONAL BANK
                                   OF NORTH CAROLINA


                                   By:
                                      Bill A. Shirley
                                      Vice President


                                   Notice to be sent to:

                                   FIRST UNION NATIONAL BANK OF
                                   NORTH CAROLINA
                                   One First Union Center
                                   301 South College Street
                                   Charlotte, NC  28288
                                   Attention:     Milton Anderson,
                                                  Director
                                                  Telephone:     (704) 383-5164
                                                  Facsimile:     (704) 374-4092

LENDERS                            FIRST UNION NATIONAL BANK
                                   OF NORTH CAROLINA


                                   By:
                                      Bill A. Shirley
                                      Vice President


                                   Notice to be sent to:

                                   FIRST UNION NATIONAL BANK OF
                                   NORTH CAROLINA
                                   One First Union Center
                                   301 South College Street
                                   Charlotte, NC  28288
                                   Attention:     Milton Anderson,
                                                  Director
                                                  Telephone:     (704) 383-5164
                                                  Facsimile:     (704) 374-4092

                                   SCHEDULE A

                                  (COMMITMENTS)


                                                                                                 Pro
                                                                                        Rate
Lender                                               Commitment                    Share

First Union National Bank                            $35,000,000                   100.0%
 of North Carolina


                                       ix.

                                INDEX OF EXHIBITS


Exhibit A                   Form of Revolving Promissory Note

Exhibit B                   Form of Borrowing Base Certificate

Exhibit C                   Form of Compliance Certificate

Exhibit D                   Form of Security Agreement

Exhibit E                   Form of Guaranty

Exhibit F                   Form of Opinion of Counsel (Stephen Peary)

Exhibit G                   Form of Lockbox Agreement

Exhibit H                   Form of Notice of Borrowing

Exhibit I                   Form of Notice of Conversion/Continuation

Exhibit J                   Form of Assignment and Acceptance

                               INDEX OF SCHEDULES


Schedule A                  Commitments

Schedule 1.1                Amendments to Schedule A

Schedule 4.5                Executive Offices and Principal Places of Business

Schedule 4.6                Litigation

Schedule 4.7                Material Contracts

Schedule 4.8                Consent and Approvals

Schedule 4.10     Employment and Labor Agreements

Schedule 4.11     Employee Benefit Plans

Schedule 4.15     Environmental Disclosures

Schedule 6.1                Existing Liens

Schedule 6.11     Subsidiaries